Janus | Income Funds

--------------------------------------------------------------------------------

1999 Annual Report

     Janus Flexible Income Fund
     Janus High-Yield Fund
     Janus Federal Tax-Exempt Fund
     Janus Short-Term Bond Fund
     Janus Money Market Fund
     Janus Government Money Market Fund
     Janus Tax-Exempt Money Market Fund

[LOGO] Janus

Janus | Income Funds

Table of Contents

To Our Shareholders ......................................     1

Portfolio Manager's Commentary and Schedule of Investments

    Janus Flexible Income Fund ...........................     2

    Janus High-Yield Fund ................................     7

    Janus Federal Tax-Exempt Fund ........................    11

    Janus Short-Term Bond Fund ...........................    16

    Janus Money Market Fund ..............................    20

    Janus Government Money Market Fund ...................    25

    Janus Tax-Exempt Money Market Fund ...................    27

Statements of Operations - Bond Funds ....................    30

Statements of Assets and Liabilities -
    Bond Funds ...........................................    31

Statements of Changes in Net Assets -
    Bond Funds ...........................................    32

Financial Highlights - Bond Funds ........................    33

Statements of Operations -
    Money Market Funds ...................................    35

Statements of Assets and Liabilities -
    Money Market Funds ...................................    36

Statements of Changes in Net Assets -
    Money Market Funds ...................................    37

Financial Highlights - Money Market Funds ................    38

Notes to Schedules of Investments ........................    42

Notes to Financial Statements ............................    43

Explanation of Charts and Tables .........................    46

Report of Independent Accountants ........................    49

Year 2000 Discussion .....................................    49

                                                                    [LOGO] Janus

To Our | Shareholders

[PHOTO]
Tom Bailey
chairman

The fixed-income markets faced a steady headwind throughout most of the fiscal year. Initially, that headwind came in the form of robust U.S. economic growth, rising long-term interest rates and inflation fears, creating an environment in which investors favored stocks over bonds.

Later on, the winds shifted slightly, although not to the benefit of the bond market. Continued above-trend growth in the U.S., improving global economies, tight labor markets and price increases in commodities stirred up concerns about rising inflation. In turn, the U.S. Federal Reserve reacted with two quarter-point increases in short-term interest rates, which pushed most bond prices lower, particularly those of longer-dated, rate-sensitive securities such as Treasuries.

However, because high-yield corporate securities pay a wide spread over Treasuries, they were able to withstand the pressure of rising rates. Nonetheless, this area of the market faced various other challenges. At midyear, an urgency to meet corporate financing needs ahead of potential Y2K-related market disruptions created a flood of new high-yield issuance. Meanwhile, Y2K concerns somewhat suppressed demand for these bonds as investors reduced their high-yield inventories and carried higher cash balances into year-end. Individual security selection consequently became more crucial than ever, and we narrowed our focus to only the highest-quality, most liquid securities the market had to offer.

This strategy also served us well in the investment-grade sector. While many of these bonds reacted with some volatility to the changes in monetary policy, our success in identifying companies with higher-rated debt that are enjoying rapid earnings growth aided the performance of several of our funds. Furthermore, as the spread, or difference in yield, between corporates and Treasuries widened, so did the buying opportunity for investment-grade corporates. To that end, we put our company-by-company research approach to work and uncovered a number of opportunities we believe offer tremendous value yet to be recognized by the market.

Recently, signs that U.S. economic growth may be moderating have led us to conclude that the overall bond market should soon return to more normal levels. However, I remind you that in good and bad economies alike, great investment opportunities still exist. Finding those opportunities is what we're all about.

In closing, I'd like to comment on one of several steps we're taking toward positioning Janus for success well into the future. On January 1, 2000, portfolio manager Jim Craig will become full-time chief investment officer and director of research, overseeing the ongoing strengthening of our collective security-selection process. In his expanded role, Jim will focus intently on analyst training and mentoring while continuing to monitor investment management decisions across every fund we manage. I'm very excited about this advancement now that every Janus shareholder will more directly benefit from Jim's extensive experience and talent.

Thank you for your continued confidence and investment with Janus.

/s/ Tom
Tom Bailey

Past performance does not guarantee future results.

                                        Janus Income Funds / October 31, 1999  1

Janus | Flexible Income Fund

[PHOTO]
Ronald Speaker
portfolio manager

Janus Flexible Income Fund returned 1.75% for the fiscal year ended October 31, 1999, compared with (0.66%) for the Lehman Brothers Government/Corporate Bond Index.(1)

It's been a challenging 12 months for fixed-income markets, especially given that the Federal Reserve not only cut short-term interest rates at the beginning of the year, but also raised them twice toward the end of it. However, the Fund's flexible investment approach enabled us to respond to these changing market conditions, delivering positive results by year-end.

Overall, we played our cards more carefully during the period, raising the Fund's cash position and taking steps to lower its sensitivity to rising interest rates. Because Treasury bonds are most vulnerable to interest rate pressures, we reduced our weighting in this area by more than half, to 9.5%. At the same time, we increased our weighting in investment-grade corporate debt, focusing on bonds with intermediate maturities. We also upgraded the credit quality of our investment-grade holdings, adding positions in well-financed companies such as Wal-Mart, IBM and Ford Motor Company.

As far as the high-yield market goes, we maintained a conservative approach due to the fact that bonds in this area were dealing with uncertainty over Y2K-related market liquidity fears and competition from high-flying technology stocks. This strategy proved successful, and we were rewarded for our focus on large, well-financed issuers that were able to withstand broader market pressures.

Additionally, we used the market's volatility to add select high-yield positions in companies we felt were underappreciated by the market. In identifying these credits, we benefited from our own hands-on research as well as from insights shared by our equity research team. Two newer positions that contributed to our performance were PSINet and Qwest Communications. Internet provider PSINet continues to gain new corporate clients with its reliable, low-cost service. Meanwhile, long-distance carrier Qwest just completed its 18,500-mile state-of-the-art fiber-optic network and continues to grow its revenue at a rapid pace, supported by high demand for its Internet connections and fiber-optic services. Our Qwest bonds also benefited from the company's recent acquisition of US West, a former Baby Bell company and a higher-rated credit.

We were also pleased with the performance of several of our pay-TV holdings, including Charter Communications, Galaxy, RCN and Pegasus Media. These high-yield bonds were less volatile and more liquid during the year as they benefited from stable cash flows, the increasing penetration of premium services such as pay-per-view and digital cable, as well as growing telephony and Internet auxiliary revenues. RCN was also aided by a large equity investment made by Microsoft cofounder Paul Allen's Vulcan Ventures.

Consolidation in the supermarket industry worked in our favor when two of our larger positions, Fred Meyer and Star Markets, were acquired by companies with

Portfolio Asset Mix                October 31, 1999             October 31, 1998
--------------------------------------------------------------------------------
Investment-Grade
  Corporate Bonds/Warrants                    48.3%                        32.7%
High-Yield/High-Risk
  Corporate Bonds                             26.7%                        28.9%
U.S. Government Bonds                          9.5%                        25.4%
Foreign Dollar/
  Non-Dollar Bonds                             4.5%                         3.5%
Preferred Stock                                1.6%                         1.6%
Cash & Cash Equivalents                        9.4%                         7.9%
--------------------------------------------------------------------------------
Fund Profile                       October 31, 1999             October 31, 1998
--------------------------------------------------------------------------------
Weighted Average Maturity                  7.9 Yrs.                     9.1 Yrs.
Average Modified Duration*                 5.3 Yrs.                     6.1 Yrs.
30-Day Average Yield**                        7.48%                        6.05%
Average Rating                                 BBB+                            A
--------------------------------------------------------------------------------
 * A theoretical measure of price volatility.
** Yield will fluctuate.

(1)  Both returns include reinvested dividends.

Past performance does not guarantee future results.

2 Janus Income Funds / October 31, 1999 higher credit ratings, effectively upgrading the quality of our holdings. Our supermarket holdings offer us strong U.S.-based cash flows and generous yields, and they are guided by managers who know the importance of maintaining investment-grade ratings.

Moderating our returns was sluggish performance by our reduced position in Treasury bonds, which, under the weight of rising interest rates, suffered from declining prices and increasing yields. In fact, year-over-year, 30-year Treasury bond yields rose nearly 1%. Another disappointment was our high-yield position in Tokheim, a manufacturer of gas pumps. The company's revenues declined when several global oil companies delayed their orders to Tokheim following internal consolidation issues at the company, and we consequently sold the position.

Looking ahead, we're encouraged by recent signs of a moderation in U.S. economic growth. While we're confident that the pressure on fixed-income markets will ease once interest rates stabilize, we also believe this challenging market can work in our favor, providing us with opportunities to put our cash to work. Consequently, we'll remain on the lookout for credits that offer solid interest income as well as the potential for stable or appreciating prices.

In closing, we'd like to thank you for your continued investment in Janus Flexible Income Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Flexible Income Fund and the Lehman Brothers Government/Corporate Bond Index. Janus Flexible Income Fund is represented by a shaded area of blue. The Lehman Brothers Government/Corporate Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, July 7, 1987, through October 31, 1999. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Flexible Income Fund ($27,866) as compared to the Lehman Brothers Government/Corporate Bond Index ($26,578).

Average Annual Total Return
for the periods ended October 31, 1999
One Year, 1.75%
Five Year, 9.05%
Ten Year, 8.82%
Since 7/7/87*, 8.66%

Janus Flexible Income Fund - $27,866

Lehman Brothers
Government/Corporate
Bond Index - $26,578

*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 77.6%
Automotive - Cars and Light Trucks - 1.6%
$ 20,000,000       DaimlerChrysler N.A. Holding Corp., 7.20%
                     company guaranteed notes, due 9/1/09 .     $     20,050,000

Automotive - Truck Parts and Equipment - 0.4%
   5,000,000       TRW, Inc., 7.75%
                     debentures, due 6/1/29+ ..............            4,793,750

Beverages - Non-Alcoholic - 1.1%
  15,000,000       Coca-Cola Enterprises, Inc., 6.95%
                     debentures, due 11/15/26 .............           13,950,000

Beverages - Wine and Spirits - 0.8%
  10,000,000       Joseph E. Seagram & Sons, Inc., 6.80%
                     company guaranteed notes, due 12/15/08            9,487,500

Brewery - 0.7%
  10,000,000       Anheuser-Busch Companies, Inc., 5.65%
                     notes, due 9/15/08 ...................            9,137,500

Broadcast Services and Programming - 3.3%

  40,000,000       AT&T Corp./Liberty Media Group, 7.875%
                     notes, due 7/15/09+ ..................           40,150,000
   2,085,000       Digital Television Services, Inc., 12.50%
                     company guaranteed notes, due 8/1/07 .            2,220,525

                                                                      42,370,525
Cable Television - 6.3%
$  3,000,000       Century Communications Corp., 8.75%
                     senior notes, due 10/1/07 ............       $    2,872,500
  15,000,000       Charter Communications Holdings L.L.C
                     8.625%, senior notes, due 4/1/09 .....           14,175,000
   1,600,000       Classic Cable, Inc., 9.375%
                     company guaranteed notes, due 8/1/09 .            1,560,000
   3,000,000       Comcast UK Cable Partners, Ltd., 11.20%
                     debentures, due 11/15/07 .............            2,733,750
                   Cox Communications, Inc.:
  20,000,000         6.375%, notes, due 6/15/00 ...........           19,975,000
   7,500,000         7.875%, notes, due 8/15/09 ...........            7,753,125
   3,500,000       Diamond Cable Communications PLC
                     zero coupon, senior discount notes
                     due 12/15/05 .........................            3,185,000
  11,000,000       Jones Intercable, Inc., 7.625%
                     senior notes, due 4/15/08 ............           11,041,250
                   Lenfest Communications, Inc.:
   4,500,000         10.50%, senior subordinated notes
                     due 6/15/06 ..........................            5,113,125
  12,000,000         7.625%, senior notes, due 2/15/08 ....           12,060,000

                                                                      80,468,750

See Notes to Scvedules of Investments.

                                        Janus Income Funds / October 31, 1999  3

Janus | Flexible Income Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Casino Hotels - 1.1%
$  4,000,000       Santa Fe Hotel, Inc., 11.00%
                     first mortgage notes, due 12/15/00 ...       $    3,870,000
  13,250,000       Venetian Casino Resort L.L.C., 12.25%
                     company guaranteed notes, due 11/15/04           10,434,375

                                                                      14,304,375
Casino Services - 0.7%
   8,000,000       Isle of Capri Black Hawk L.L.C., 13.00%
                     first mortgage bonds, due 8/31/04 ....            8,760,000

Commercial Banks - 0.9%
   7,000,000       City National Bank, 6.375%
                     subordinated notes, due 1/15/08 ......            6,527,500
   5,000,000       Hudson United Bancorp, Inc., 8.20%
                     subordinated debentures, due 9/15/06 .            5,000,000

                                                                      11,527,500
Computer Services - 1.7%
   2,500,000       Cooperative Computing, Inc., 9.00%
                     senior subordinated notes, due 2/1/08             2,068,750
   3,600,000       Dialog Corp. PLC, 11.00%
                     senior subordinated notes, due 11/15/07           3,222,000
  16,000,000       Electronic Data Systems Corp., 7.125%
                     notes, due 10/15/09 ..................           16,020,000

                                                                      21,310,750
Computers - Micro - 2.3%
                   IBM Corp.:
  22,000,000         5.375%, notes, due 2/1/09 ............           19,827,500
  10,000,000         7.00%, debentures, due 10/30/25 ......            9,737,500

                                                                      29,565,000
Cosmetics and Toiletries - 2.8%
  35,000,000       Procter & Gamble Co., 6.875%
                     unsubaordinated notes, due 9/15/09 ...           35,218,750

Distribution and Wholesale - 0.2%
   3,000,000       Aviation Sales Co., 8.125%
                     company guaranteed notes, due 2/15/08             2,550,000

Diversified Operations - 0.4%
   5,000,000       Pac-West Telecomm, Inc., 13.50%
                     senior notes, due 2/1/09 .............            5,075,000

Electric - Generation - 0.6%
   7,000,000       Caithness Coso Fund Corp., 6.80%
                     secured notes, due 12/15/01+ .........            6,912,500

Electric - Integrated - 1.0%
                   El Paso Electric Co.:
   3,000,000         8.90%, first mortgage bonds, due 2/1/06           3,120,000
   9,000,000         9.40%, first mortgage bonds, due 5/1/11           9,787,500

                                                                      12,907,500
Fiber Optics - 0.3%
   1,000,000       Metromedia Fiber Network, Inc., 10.00%
                     senior notes, due 11/15/08 ...........              987,500
   3,000,000       Williams Communications Group, Inc. ....
                     10.875%, senior notes, due 10/1/09 ...            3,075,000

                                                                       4,062,500
Finance - Auto Loans - 2.2%
                   Ford Motor Credit Co.:
  10,000,000         6.125%, notes, due 4/28/03 ...........            9,750,000
  18,500,000         7.375%, notes due 10/28/09 ...........           18,685,000

                                                                      28,435,000
Finance - Other Services - 1.6%
$  5,000,000       Arkwright CSN Trust, 9.625%
                     notes, due 8/15/26+ ..................       $    5,225,000
   6,000,000       First American Capital Trust, 8.50%
                     company guaranteed notes, due 4/15/12             5,932,500
   5,000,000       Ono Finance PLC, 13.00%
                     company guaranteed notes, due 5/1/09+             4,975,000
   5,000,000       SIG Capital Trust I, 9.50%
                     company guaranteed notes, due 8/15/27             3,725,000

                                                                      19,857,500
Food - Diversified - 0.6%
   8,000,000       Ralston Purina Co., 7.75%
                     debentures, due 10/1/15 ..............            8,100,000

Food - Retail - 9.3%
                   Fred Meyer, Inc.:
  25,000,000         7.15%, company guaranteed notes
                     due 3/1/03 ...........................           24,843,750
  50,000,000         7.45%, company guaranteed notes
                     due 3/1/08** .........................           49,375,000
  10,000,000       Marsh Supermarkets, Inc., 8.875%
                     company guaranteed notes, due 8/1/07 .            9,575,000
   4,000,000       Pantry, Inc., 10.25%
                     company guaranteed notes, due 10/15/07            3,790,000
                   Safeway, Inc.:
  15,000,000         5.875%, notes, due 11/15/01 ..........           14,718,750
   7,500,000         7.50%, notes, due 9/15/09 ............            7,500,000
   4,000,000       Star Markets Company, Inc., 13.00%
                     senior subordinated notes, due 11/1/04            4,260,000
   5,000,000       Stater Brothers Holdings, Inc., 10.75%
                     senior notes, due 8/15/06 ............            5,087,500

                                                                     119,150,000
Gambling - Non-Hotel Casinos - 1.0%
  13,000,000       Lady Luck Gaming Corp., 11.875%
                     first mortgage notes, due 3/1/01 .....           13,000,000

Hotels and Motels - 0.4%
   5,000,000       Marriott International, Inc., 7.875%
                     notes, due 9/15/09 ...................            5,006,250

Internet Software - 2.3%
   8,500,000       Exodus Communications, Inc., 11.25%
                     senior notes, due 7/1/08 .............            8,648,750
  20,000,000       PSINet, Inc., 11.00%
                     senior notes, due 8/1/09+ ............           20,450,000

                                                                      29,098,750
Leisure, Recreation and Gaming - 0.5%
   8,000,000       Hard Rock Hotel, Inc., 9.25%
                     senior subordinated notes, due 4/1/05             5,860,000

Life and Health Insurance - 3.2%
                   Conseco, Inc.:
  15,000,000         7.60%, senior notes, due 6/21/01 .....           14,887,500
  15,000,000         9.00%, notes, due 10/15/06 ...........           15,075,000
  11,000,000       Delphi Financial Group, Inc., 8.00%
                     senior notes, due 10/1/03 ............           11,082,500

                                                                      41,045,000
Manufacturing - 0.2%
   2,800,000       Day International Group, Inc., 11.125%
                     senior notes, due 6/1/05 .............            2,870,000

Medical - Hospitals - 0.2%
   3,000,000       Columbia/HCA Healthcare Corp., 8.36%
                     debentures, due 4/15/24 ..............            2,767,500

See Notes to Schedules of Investments.

4  Janus Income Funds / October 31, 1999

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Medical Products - 0.7%
$  8,500,000       Dade International, Inc. - Series B, 11 125%
                     senior subordinated notes, due 5/1/06        $    8,967,500

Multimedia - 2.7%
  10,000,000       News America, Inc., 6.625%
                     senior notes, due 1/9/08 .............            9,350,000
                   Time Warner, Inc.:
  15,250,000         8.18%, notes, due 8/15/07 ............           16,050,625
  10,000,000         6.95%, company guaranteed notes
                     due 1/15/28 ..........................            9,100,000

                                                                      34,500,625
Music/Clubs - 0.4%
   6,000,000       SFX Entertainment, Inc., 9.125%
                     company guaranteed notes, due 2/1/08 .            5,535,000

Networking Products - 0.8%
   5,000,000       Anixter International, Inc., 8.00%
                     company guaranteed notes, due 9/15/03             5,006,250
   4,250,000       Candescent Technologies Corp., 7.00%
                     convertible senior subordinated
                     debentures, due 5/1/03+ ..............            3,187,500
   2,000,000       Concentric Network Corp., 12.75%
                     senior notes, due 12/15/07 ...........            2,060,000

                                                                      10,253,750
Oil Companies - Integrated - 0.7%
   8,500,000       Chevron Corp., 6.625%
                     notes, due 10/1/04 ...................            8,478,750

Optical Supplies - 0.6%
   8,000,000       Bausch & Lomb, Inc., 6.75%
                     notes, due 12/15/04 ..................            7,780,000

Paint and Related Products - 0.8%
  10,500,000       Sherwin-Williams Co., 6.85%
                     notes, due 2/1/07 ....................           10,290,000

Physical Therapy and Rehabilitation Centers - 0.7%
                   HEALTHSOUTH Corp.:
   7,000,000         9.50%, senior subordinated notes
                     due 4/1/01 ...........................            6,807,500
   2,500,000         7.00%, senior notes, due 6/15/08 .....            2,081,250

                                                                       8,888,750
Pipelines - 0.7%
  10,000,000       Enron Corp., 7.375%
                     bonds, due 5/15/19 ...................            9,550,000

Recreational Centers - 0.8%
  11,500,000       Bally Total Fitness Holding Corp., 9.875%
                     senior subordinated notes, due 10/15/07          10,867,500

Retail - Discount - 2.9%
   6,700,000       Ames Department Stores, Inc., 10.00%
                     senior notes, due 4/15/06 ............            6,566,000

  30,000,000       Wal-Mart Stores, Inc., 6.875%
                     senior notes, due 8/10/09 ............           30,150,000

                                                                      36,716,000
Retail - Leisure Products - 0.7%
   9,000,000       Selmer Company, Inc., 11.00%
                     senior subordinated notes, due 5/15/05            9,450,000

Retail - Restaurants - 1.5%
$ 10,000,000       McDonald's Corp., 6.375%
                     debentures, due 1/8/28 ...............       $    8,925,000
   4,500,000       Perkins Family Restaurant L.P., 10.125%
                     senior notes, due 12/15/07 ...........            4,488,750
   3,000,000       Romacorp, Inc., 12.00%
                     company guaranteed notes, due 7/1/06 .            2,895,000
   3,500,000       Tricon Global Restaurants, Inc., 7.65%
                     senior notes, due 5/15/08 ............            3,342,500

                                                                      19,651,250
Savings/Loan/Thrifts - 3.8%
                   Dime Bancorp, Inc.:
  12,000,000         6.375%, senior notes, due 1/30/01 ....           11,895,000
  10,000,000         7.00%, senior notes, due 7/25/01 .....            9,962,500
                   Golden State Holdings, Inc.:
   5,000,000         7.00%, senior notes, due 8/1/03 ......            4,737,500
  10,000,000         7.125%, senior notes, due 8/1/05 .....            9,200,000
   8,000,000       People's Bank, 7.20%
                     subordinated notes, due 12/1/06 ......            7,680,000
   5,000,000       St. Paul Bancorp, Inc., 7.125%
                     senior notes, due 2/15/04 ............            4,956,250

                                                                      48,431,250
Super Regional Banks - 0.6%
   8,000,000       NationsBank Corp., 7.75%
                     subordinated notes, due 8/15/15 ......            8,010,000

Telecommunication Services - 6.1%
   3,000,000       Adelphia Business Solutions, Inc., 12.00%
                     senior subordinated notes, due 11/1/07            3,090,000
   6,650,000       CapRock Communications Corp., 11.50%
                     senior notes, due 5/1/09 .............            6,417,250
  11,000,000       Galaxy Telecom L.P., 12.375%
                     senior subordinated notes, due 10/1/05           11,742,500
  10,000,000       Logix Communications Enterprises, Inc. .
                     12.25%, senior notes, due 6/15/08 ....            8,450,000
   5,070,000       McLeodUSA, Inc., 9.25%
                     senior notes, due 7/15/07 ............            5,044,650
   9,045,000       NTL, Inc., 12.75%
                     senior notes, due 4/15/05 ............            8,943,244
   5,500,000       Pegasus Media Communications, 12.50%
                     notes, due 7/1/05 ....................            6,008,750
  12,000,000       RCN Corp., 10.00%
                     senior notes, due 10/15/07 ...........           11,970,000
   4,000,000       Versatel Telecom B.V., 13.25%
                     senior notes, due 5/15/08 ............            4,000,000
  12,000,000       Worldwide Fiber, Inc., 12.00%
                     senior notes, due 8/1/09+ ............           12,030,000

                                                                      77,696,394
Telephone - Integrated - 1.6%
   3,200,000       Esprit Telecom Group PLC, 11.50%
                     senior notes, due 12/15/07 ...........            3,280,000
  12,000,000       GTE Northwest, Inc., 5.55%
                     debentures, due 10/15/08 .............           10,725,000
   7,000,000       NEXTLINK Communications, Inc., 10.75%
                     senior notes, due 6/1/09 .............            7,087,500

                                                                      21,092,500

See Notes to Schedules of Investments.

                                        Janus Income Funds / October 31, 1999  5

Janus | Flexible Income Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Telephone - Long Distance - 1.9%
$ 20,000,000       Qwest Communications International, Inc.
                     7.50%, senior notes, due 11/1/08 .....       $   19,925,000
   4,500,000       Viatel, Inc., 11.50%
                     senior notes, due 3/15/09 ............            4,353,750

                                                                      24,278,750
Television - 1.2%
  15,000,000       Fox/Liberty Networks L.L.C., 8.875%
                     senior notes, due 8/15/07 ............           15,225,000

Textile - Products - 0.6%
   7,500,000       Collins & Aikman Floorcovering, Inc. ...
                     10.00%, senior subordinated notes
                     due 1/15/07 ..........................            7,181,250

Transportation - Services - 0.1%
   2,000,000       Atlantic Express Transportation Corp., 10.75%
                     company guaranteed notes, due 2/1/04 .            1,915,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $1,017,255,862) ...............          992,401,169
--------------------------------------------------------------------------------
Foreign Bonds - 1.8%
Internet Software - 0.7%
EUR
   8,200,000       PSINet, Inc., 11.00%
                     senior notes, due 8/1/09**,+ .........            8,834,075

Telecommunication Services - 0.5%
EUR
   6,500,000       Versatel Telecom B.V., 11.875%
                     senior notes, due 7/15/09** ..........            6,763,507

Telephone - Integrated - 0.6%
DEM
  13,250,000       Esprit Telecom Group PLC, 11.50%
                     senior notes, due 12/15/07** .........            7,262,872
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $22,736,726) ....................           22,860,454
--------------------------------------------------------------------------------
Preferred Stock - 1.6%
Networking Products - 0.8%
      10,622       Concentric Network Corp.
                     - Series B, 13.50% ...................           10,090,900

Savings/Loan/Thrifts - 0.8%
     350,000         Chevy Chase Savings Bank, 13.00% .....           10,500,000
--------------------------------------------------------------------------------
Total Preferred Stock (cost $20,134,605) ..................           20,590,900
--------------------------------------------------------------------------------
Warrants - 0.1%
Finance - Other Services - 0%
       5,000       Ono Finance PLC - expires 5/31/09* .....              300,000

Retail - Diversified - 0%
       3,100       SpinCycle, Inc. - expires 5/1/05* ......                    0

Telecommunication Services - 0.1%
       3,450       MetroNet Communications Corp.
                     - expires 8/15/07* ...................               28,463
       2,700       Versatel Telecom B.V.
                     - expires 5/15/08*,+ .................              391,500

                                                                         419,963
--------------------------------------------------------------------------------
Total Warrants (cost $0) ..................................              719,963
--------------------------------------------------------------------------------
U.S. Government Obligations - 9.5%
                   U.S. Treasury Notes:
$100,000,000         6.625%, due 5/15/07 ..................          102,522,000
  20,000,000         5.625%, due 5/15/08** ................           19,284,400
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $123,268,225) .....          121,806,400
--------------------------------------------------------------------------------
Repurchase Agreement - 7.9%
$101,400,000       ABN AMRO Securities, Inc., 5.34%
                     dated 10/29/99, maturing 11/1/99, to be
                     repurchased at $101,445,123 collateralized
                     by $83,559,201 in Fannie Mae, 5.75%-
                     7.577%, 2/1/09-11/1/30; $88,358,858
                     in Freddie Mac, 5.781%-11.34%, 5/1/00-
                     9/1/29; $31,050,035 in Ginnie Mae,
                     5.8312%-7.50%, 12/15/13-9/15/29;
                     with respective values of $31,777,420,
                     $43,873,883 and $27,776,697
                     (cost $101,400,000) ..................     $    101,400,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,284,795,418) - 98.5% .....        1,259,778,886
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.5%         19,619,237
--------------------------------------------------------------------------------
Net Assets - 100% .........................................     $  1,279,398,123
--------------------------------------------------------------------------------

                                                  Notional          Unrealized
Swap Spread Lock Agreements                        Amount           Gain/(Loss)
--------------------------------------------------------------------------------
10-Year Swap Spread Lock with floating
  rate based on 3-month spread for
  10 year U.S. Treasury Security.
Counterparty: Goldman Sachs
  Capital Markets, L.P.
Determination Date: November 19, 1999           $50,000,000         $  (842,475)
--------------------------------------------------------------------------------

Forward Currency Contracts, Open at October 31, 1999

Currency Sold and                     Currency          Currency      Unrealized
Settlement Date                     Units Sold   Value in $ U.S.     Gain/(Loss)
--------------------------------------------------------------------------------
Euro 11/4/99                        11,200,000    $   11,798,080    $     11,190
Euro 4/7/00                          9,300,000         9,687,810         446,400
--------------------------------------------------------------------------------
Total                                             $   21,485,890    $    457,590

--------------------------------------------------------------------------------
Financial Futures - Short
90 Contracts U.S. Treasury - 5-year bond, expires
                   December 1999, principal amount
                   $9,683,438, value $9,715,782,
                   cumulative depreciation ................     $       (32,344)
1,500 Contracts U.S. Treasury - 10-year bond, expires
                   December 1999, principal amount
                   $164,091,205, value $164,578,125,
                   cumulative depreciation ................     $      (486,920)
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

6  Janus Income Funds / October 31, 1999

                                                         Janus | High-Yield Fund

                                                                         [PHOTO]
                                                                 Sandy Rufenacht
                                                               portfolio manager

For the fiscal year ended  October 31,  1999,  Janus  High-Yield  Fund  returned
6.34%, outperforming the 4.34% gain by our benchmark, the Lehman Brothers High-Yield Bond Index. (1)

This past year has been a challenging one for bond investors. The situation in the emerging markets remains uncertain, stock prices have been turbulent, and renewed inflation fears have put interest rates back on an upward track. Uncertainty also remains over how investors will respond to the approaching Y2K transition. Nonetheless, because high-yield bonds pay a wide spread over Treasury bond rates, they were able to withstand the pressure of rising interest rates and outperformed the rest of the fixed-income universe.

However, some worrisome trends surfaced. For example, default rates edged higher throughout the year, although they remained low by historical standards. The market was also flooded with new supply as corporations rushed to bring their bond issues to market in an effort to meet their financing needs before year-end. At the same time, liquidity was a problem as investors began selling their bond inventory to boost their cash holdings. With this combination of oversupply and shrinking demand, prices slumped and differences between yields widened.

Against this backdrop, we decided to take some chips off the table while we waited for interest rates to stabilize, the stock market to settle down and Y2K-related market uncertainty to pass.

Consequently, we raised the Fund's cash position and shifted more assets into higher-grade corporate debt. Unfortunately, this strategy somewhat hindered our results. Higher-quality, lower-yielding bonds are typically more vulnerable to rising interest rates, and our increased weighting in this area of the market detracted from our performance. Even so, because our first priority is to safeguard our investors' assets, especially in a turbulent market, we are confident we made the right decision.

Another measure we took to insulate the Fund while meeting current income needs was to raise our weighting in yield-to-call bonds. An example is our long-time position in Price Communications, a cellular telephone service provider in the Southeast. The company is improving its cash flow, which leads us to believe there is a good chance it will refinance its debt and call in these bonds. The market apparently agrees, and the bonds trade very close to their call price. Until they are retired, however, we will continue to clip a nice coupon payment, confident these bonds will maintain their value.

We were also pleased with the performance of Isle of Capri, a casino in Blackhawk, Colorado. The management of the casino is using cash flow in all the right ways - reinvesting in the business and paying down debt. Recently, Isle of Capri purchased Lady Luck Casino, another holding in the Fund and one of our strongest performers this year. Isle of Capri has announced it will retire the Lady Luck high-yield debt at par, benefiting our position.

(continued on next page)

Fund Profile                       October 31, 1999             October 31, 1998
--------------------------------------------------------------------------------
Weighted Average Maturity                  6.0 Yrs.                     7.4 Yrs.
Average Modified Duration*                 4.2 Yrs.                     5.2 Yrs.
30-Day Average Yield**                        9.76%                        9.50%
30-Day Average Yield
  Without Reimbursement**                     9.74%                           NA
Average Rating                                   B-                            B
--------------------------------------------------------------------------------
 * A theoretical measure of price volatility.
** Yields will fluctuate.

(1)  Both returns include reinvested dividends.

Past performance does not guarantee future results.

                                        Janus Income Funds / October 31, 1999  7

Our new position in Exodus Communications also contributed to the Fund's performance. Exodus provides corporations with secure facilities where they can house their corporate Web servers. The company has been adding new customers at a rapid rate and saw revenues quadruple in the third quarter. This investment allows us to participate in the growth of networking and e-commerce without subjecting the Fund to the volatility of pure Internet investments.

While we were satisfied with our overall results, we were disappointed with the performance of Hard Rock Hotel in Las Vegas. The bonds traded lower after a recent hotel expansion temporarily hurt casino traffic and gaming revenues. Although we were concerned with this misstep, we were confident the expansion would ultimately bring more revenue to the casino. Our confidence was bolstered when Hard Rock's owner invested $28 million of his own money in the form of preferred stock. We held on to the position and are pleased by early figures that show the business is back on track.

Going forward, we will continue to look for opportunities to put our cash back to work, concentrating on high-quality, yield-to-call bonds issued by well-managed companies with solid U.S.-based cash flows. As always, we will rely on our own hands-on research and intensive analysis to seek out opportunities others might have missed.

In closing, I'd like to thank you for investing in Janus High-Yield Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus High-Yield Fund and the Lehman Brothers High-Yield Bond Index. Janus High-Yield Fund is represented by a shaded area of blue. The Lehman Brothers High-Yield Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through October 31, 1999. The lower right quadrant reflects the ending value of the hypothetical investment in Janus High-Yield Fund ($14,665) as compared to the Lehman Brothers High-Yield Bond Index ($12,801).

Average Annual Total Return
for the periods ended October 31, 1999
One Year, 6.34%
Since 12/29/95*, 10.47%

Janus High-Yield Fund - $14,665

Lehman Brothers
High-Yield Bond Index - $12,801

*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 87.5%
Agricultural Operations - 1.2%
$  3,000,000       Hines Horticulture, Inc., 11.75%
                     senior subordinated notes, due 10/15/05      $    3,135,000

Broadcast Services and Programming - 0.8%
   2,000,000       Digital Television Services, Inc., 12.50%
                     company guaranteed notes, due 8/1/07 .            2,130,000

Building - Residential and Commercial - 1.4%
   2,000,000       MDC Holdings, Inc., 8.375%
                     senior notes, due 2/1/08 .............            1,825,000
   2,000,000       Webb (Del E.) Corp., 10.25%
                     senior subordinated notes, due 2/15/10            1,835,000

                                                                       3,660,000
Cable Television - 6.3%
$  2,000,000       Adelphia Communications Corp., 9.875%
                     senior notes, due 3/1/07 .............       $    2,035,000
   3,000,000       Charter Communications Holdings L.L.C.
                     8.625%, senior notes, due 4/1/09 .....            2,835,000
   3,000,000       Classic Cable, Inc., 9.375%
                     company guaranteed notes, due 8/1/09 .            2,925,000
   2,500,000       Diamond Cable Communications PLC
                     zero coupon, senior discount notes
                     due 12/15/05 .........................            2,275,000
   3,000,000       FrontierVision Holdings L.P., 11.00%
                     senior subordinated notes, due 10/15/06           3,157,500
   2,000,000       Fundy Cable, Ltd., 11.00%
                     senior notes, due 11/15/05 ...........            2,150,000
   1,500,000       Mediacom L.L.C., 8.50%
                     senior notes, due 4/15/08 ............            1,395,000

                                                                      16,772,500

See Notes to Schedules of Investments.

8  Janus Income Funds / October 31, 1999

                                                         Janus | High-Yield Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Casino Hotels - 7.3%
$  1,500,000       Aztar Corp., 8.875%
                     senior subordinated notes, due 5/15/07       $    1,413,750
   3,000,000       Majestic Star Casino L.L.C./Capital, 10.875%
                     company guaranteed notes, due 7/1/06 .            2,940,000
   1,500,000       Park Place Entertainment Corp., 7.875%
                     senior subordinated notes, due 12/15/05           1,410,000
     500,000       Riviera Black Hawk, Inc., 13.00%
                     first mortgage bonds, due 5/1/05+ ....              520,000
   5,000,000       Santa Fe Hotel, Inc., 11.00%
                     first mortgage notes, due 12/15/00 ...            4,837,500
   2,500,000       Station Casinos, Inc., 10.125%
                     senior subordinated notes, due 3/15/06            2,562,500
   7,000,000       Venetian Casino Resort L.L.C., 12.25%
                     company guaranteed notes, due 11/15/04            5,512,500

                                                                      19,196,250
Casino Services - 2.5%
   6,000,000       Isle of Capri Black Hawk L.L.C., 13.00%
                     first mortgage bonds, due 8/31/04 ....            6,570,000

Cellular Telecommunications -  3.4%
   2,000,000       Crown Castle International Corp., 9.00%
                     senior notes, due 5/15/11 ............            1,905,000
   4,000,000       Orange PLC, 8.00%
                     senior notes, due 8/1/08 .............            4,005,000
   3,000,000       Price Communications Wireless, Inc., 11.75%
                     senior subordinated notes, due 7/15/07            3,270,000

                                                                       9,180,000
Computer Services - 3.5%
   2,000,000       Cooperative Computing, Inc., 9.00%
                     senior subordinated notes, due 2/1/08             1,655,000
   3,500,000       Globix Corp., 13.00%
                     senior notes, due 5/1/05 .............            3,084,375
   5,000,000       Splitrock Services, Inc., 11.75%
                     company guaranteed notes, due 7/15/08             4,587,500

                                                                       9,326,875
Containers - Paper and Plastic - 3.6%
   2,750,000       Packaged Ice, Inc., 9.75%
                     company guaranteed notes, due 2/1/05 .            2,347,812
   4,000,000       SF Holdings Group, Inc., zero coupon
                     senior discount notes, due 3/15/08 ...            1,740,000
   3,000,000       Stone Container Corp., 10.75%
                     first mortgage notes, due 10/1/02 ....            3,082,500
                   Sweetheart Cup Companies, Inc.:
   1,500,000         9.625%, senior notes, due 9/1/00 .....            1,462,500
   1,000,000         10.50%, senior subordinated notes
                     due 9/1/03 ...........................              897,500

                                                                       9,530,312
Distribution and Wholesale - 2.3%
   2,000,000       Core-Mark International, Inc., 11.375%
                     senior subordinated notes, due 9/15/03            1,920,000
   4,000,000       Herff Jones, Inc., 11.00%
                     senior subordinated notes, due 8/15/05            4,265,000

                                                                       6,185,000
Diversified Operations - 2.9%
   4,000,000       High Voltage Engineering Corp., 10.50%
                     senior notes, due 8/15/04 ............            3,670,000
   4,000,000       Pac-West Telecomm, Inc., 13.50%
                     senior notes, due 2/1/09 .............            4,060,000

                                                                       7,730,000
Fiber Optics - 1.2%
$  3,000,000       NorthEast Optic Network, Inc., 12.75%
                     senior notes, due 8/15/08 ............       $    3,090,000

Food - Retail - 2.8%
   2,000,000       Carrols Corp., 9.50%
                     company guaranteed notes, due 12/1/08             1,675,000
   5,500,000       Star Markets Company, Inc., 13.00%
                     senior subordinated notes, due 11/1/04            5,857,500

                                                                       7,532,500
Gambling - Non-Hotel Casinos - 4.3%
   1,500,000       Isle of Capri Casinos, Inc., 8.75%
                     company guaranteed notes, due 4/15/09             1,353,750
   7,000,000       Lady Luck Gaming Corp., 11.875%
                     first mortgage notes, due 3/1/01 .....            7,000,000
   3,000,000       Louisiana Casino Cruises, Inc., 11.00%
                     notes, due 12/1/05 ...................            2,985,000

                                                                      11,338,750
Home Decorating Products - 0.7%
   2,000,000       Frank's Nursery & Crafts, Inc., 10.25%
                     senior subordinated notes, due 3/1/08             1,790,000

Hotels and Motels - 1.0%
   2,500,000       Host Marriott Travel Plaza, 9.50%
                     senior notes, due 5/15/05 ............            2,618,750

Internet Software - 4.9%
   3,000,000       Exodus Communications, Inc., 11.25%
                     senior notes, due 7/1/08 .............            3,052,500
                   PSINet, Inc.:
   1,500,000         11.50%, senior notes, due 11/1/08 ....            1,571,250
   4,000,000         11.00%, senior notes, due 8/1/09+ ....            4,090,000
   4,000,000       Verio, Inc., 13.50%
                     senior notes, due 6/15/04 ............            4,375,000

                                                                      13,088,750
Leisure, Recreation and Gaming - 2.2%
   8,000,000       Hard Rock Hotel, Inc., 9.25%
                     senior subordinated notes, due 4/1/05             5,860,000

Manufacturing - 0.6%
   1,800,000       Foamex L.P., 9.875%
                     company guaranteed notes, due 6/15/07             1,579,500

Music/Clubs - 1.4%
   4,000,000       SFX Entertainment, Inc., 9.125%
                     company guaranteed notes, due 2/1/08 .            3,690,000

Oil Companies - Exploration and Production - 1.2%
   3,000,000       Forest Oil Corp., 10.50%
                     company guaranteed notes, due 1/15/06             3,097,500

Quarrying - 0.5%
   1,500,000       Oglebay Norton Co., 10.00%
                     senior subordinated notes, due 2/1/09             1,440,000

Radio - 2.4%
   3,000,000       Cumulus Media, Inc., 10.375%
                     company guaranteed notes, due 7/1/08 .            3,090,000
   3,000,000       SFX Broadcasting, Inc., 10.75%
                     senior subordinated notes, due 5/15/06            3,266,250

                                                                       6,356,250
Real Estate Investment and Management - 1.5%
   4,000,000       LNR Property Corp., 10.50%
                     senior subordinated notes, due 1/15/09            3,950,000

See Notes to Schedules of Investments.

                                        Janus Income Funds / October 31, 1999  9

Janus | High-Yield Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Resorts and Theme Parks - 0.5%
$  2,000,000       Silverleaf Resorts, Inc., 10.50%
                     company guaranteed notes, due 4/1/08 .       $    1,450,000

Retail - Restaurants - 2.3%
   6,000,000       Perkins Family Restaurant L.P., 10.125%
                     senior notes, due 12/15/07 ...........            5,985,000

Satellite Telecommunications - 0.9%
   1,500,000       Echostar Communications Corp., 9.375%
                     senior notes, due 2/1/09 .............            1,481,250
   1,000,000       Innova S. de R.L., 12.875%
                     senior notes, due 4/1/07 .............              827,500

                                                                       2,308,750
Telecommunication Equipment - 0.7%
   2,000,000       Covad Communications Group, Inc., 12.50%
                     senior notes, due 2/15/09 ............            1,965,000

Telecommunication Services - 14.6%
   2,000,000       Adelphia Business Solutions, Inc., 12.00%
                     senior subordinated notes, due 11/1/07            2,060,000
   3,000,000       Alaska Communications Systems, Inc.
                      9.375%, senior subordinated notes
                     due 5/15/09+ .........................            2,872,500
   5,000,000       CapRock Communications Corp., 11.50%
                     senior notes, due 5/1/09 .............            4,825,000
   4,000,000       Galaxy Telecom L.P., 12.375%
                     senior subordinated notes, due 10/1/05            4,270,000
   2,000,000       Global Crossing Holding, Ltd., 9.625%
                     company guaranteed notes, due 5/15/08             2,020,000
   2,000,000       ITC DeltaCom, Inc., 11.00%
                     senior notes, due 6/1/07 .............            2,100,000
   6,000,000       Level 3 Communications, Inc., 9.125%
                     senior notes, due 5/1/08 .............            5,550,000
   4,000,000       NTL, Inc., 12.75%
                     senior notes, due 4/15/05 ............            3,955,000
   3,000,000       RCN Corp., 10.00%
                     senior notes, due 10/15/07 ...........            2,992,500
                   Versatel Telecom B.V.:
   3,000,000         13.25%, senior notes, due 5/15/08 ....            3,000,000
   2,000,000         11.875%, senior notes, due 7/15/09 ...            1,895,000
   3,000,000       Worldwide Fiber, Inc., 12.00%
                     senior notes, due 8/1/09+ ............            3,007,500

                                                                      38,547,500
Telephone - Integrated - 2.0%
                   NEXTLINK Communications, Inc.:
   3,000,000         12.50%, senior notes, due 4/15/06 ....            3,187,500
   2,000,000         10.75%, senior notes, due 6/1/09 .....            2,025,000

                                                                       5,212,500
Telephone - Long Distance - 0.9%
   2,000,000       Qwest Communications International, Inc.
                     10.875%, senior notes, due 4/1/07 ....            2,257,500

Textile - Products - 1.7%
   3,500,000       Collins & Aikman Floorcovering, Inc.
                     10.00%, senior subordinated notes
                     due 1/15/07 ..........................            3,351,250
   2,000,000       Glenoit Corp., 11.00%
                     company guaranteed notes, due 4/15/07             1,095,000

                                                                       4,446,250
Transportation - Services - 2.0%
$  4,000,000       Atlantic Express Transportation Corp., 10.75%
                     company guaranteed notes, due 2/1/04 .       $    3,830,000
   1,500,000       RailWorks Corp., 11.50%
                     company guaranteed notes, due 4/15/09             1,451,250

                                                                       5,281,250
Wire and Cable Products - 1.2%
   3,000,000       International Wire Group, Inc., 11.75%
                     senior subordinated notes, due 6/1/05             3,052,500

Wireless Equipment - 0.8%
   2,000,000       Nextel Communications, Inc., 9.75%
                     senior discount notes, due 8/15/04 ...            2,030,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $242,582,016) .................          231,384,187
--------------------------------------------------------------------------------
Preferred Stock - 0.5%
Radio - 0.5%
       1,221       Cumulus Media, Inc. - Series A, 13.75%
                     (cost $1,351,591) ....................            1,346,153
--------------------------------------------------------------------------------
Warrants - 0.3%
Internet Software - 0.2%
       4,000       Bell Technology Group, Ltd. - expires 5/1/05*         630,000

Telecommunication Services - 0.1%
       1,825       Splitrock Services, Inc. - expires 7/15/08*           173,375
--------------------------------------------------------------------------------
Total Warrants (cost $91,250) .............................              803,375
--------------------------------------------------------------------------------
Repurchase Agreement - 9.5%
$ 25,000,000       ABN AMRO Securities, Inc., 5.34%
                     dated 10/29/99, maturing 11/1/99, to be
                     repurchased at $25,011,125 collateralized
                     by $20,601,381 in Fannie Mae, 5.75%-
                     7.577%, 2/1/09-11/1/30; $21,784,728 in
                     Freddie Mac, 5.781%-11.34%, 5/1/00-
                     9/1/29; $7,655,334 in Ginnie Mae,
                     5.8312%-7.50%, 12/15/13-9/15/29;
                     with respective values of $7,834,670,
                     $10,817,032 and $6,848,298
                     (cost $25,000,000) ...................           25,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $269,024,857) - 97.8% .......          258,533,715
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.2%          5,941,845
--------------------------------------------------------------------------------
Net Assets - 100% .........................................       $  264,475,560
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

10  Janus Income Funds / October 31, 1999

                                                 Janus | Federal Tax-Exempt Fund

                                                                         [PHOTO]
                                                                 Darrell Watters
                                                               portfolio manager

For the 12-month period ended October 31, 1999, Janus Federal Tax-Exempt Fund returned (4.04%), compared with a (1.77%) return by its benchmark, the Lehman Brothers Municipal Bond Index. (1)

One of the most important factors influencing markets over the past 12 months has been the financial recovery in Asia. This time last year, when these economies appeared to be in a downward spiral, many foreign investors sought the safe haven of U.S. Treasury bonds. The resulting inflow of capital drove prices higher and kept interest rates low. But as markets in the Far East started to recover earlier this year, foreign investors pulled their money from U.S. Treasuries and went in search of higher yields abroad. Consequently, the U.S. Treasury market slumped, and the 30-year Treasury bond rate started to climb, yielding 6.16% at fiscal year-end.

Renewed inflation fears also added to the pressure on interest rates, as U.S. economic growth remained strong and tight labor markets continued to drive up wage costs. Responding to the threat of an overheating economy, the Federal Reserve raised short-term interest rates twice this summer. Policymakers also signaled that at least one more rate hike was likely by year-end unless signs of a slowing economy became apparent.

Overall, the volatility in fund flows and uncertainty over interest rates kept fixed-income markets under pressure this year. In this investment climate, maintaining safety of principal was our number one concern. That said, we concentrated on higher-rated issues while keeping the Fund's average duration close to that of its index. Unfortunately, these more liquid, higher-quality bonds became sensitive to rising interest rates and lost ground, thus hindering our performance.

We also saw weakness in the healthcare and hospital bond market and are vigilantly monitoring our positions in Boulder Hospital Revenue and Denver Health Services. Healthcare bonds in general have struggled recently because of industry-wide concerns over government regulation and insurance reimbursements. Fortunately, our exposure to this area of the tax-exempt market was limited. Because we know our credits well, though, we're confident they will provide us with solid long-term performance, regardless of what happens in the broader healthcare market.

The Fund's relative performance was enhanced by our holdings in higher-coupon, lower-rated bonds, which were less sensitive to rising interest rates. Most of these credits are concentrated in the Rocky Mountain region, allowing us to visit them regularly and employ the hands-on research for which Janus is known. Within this area, we identified several opportunities we believe are currently undervalued by the market and offer us the potential for price appreciation as well as higher-coupon payments.

One position that worked well for us was Douglas County Nebraska Zoo. Revenues and cash flow at the zoo have been very strong, supported by attendance at its new world-class feline exhibit. Consequently, we think there is a good chance the zoo will call these bonds in the near future. In the meantime, these credits continue to trade in a narrow range around their call price, providing

(continued on next page)

Portfolio Asset Mix                October 31, 1999             October 31, 1998
--------------------------------------------------------------------------------
Corporate Bonds                                1.6%                         0.5%
Essential Service Revenue Bonds               78.4%                        79.5%
General Obligation Bonds                      20.0%                        20.0%
--------------------------------------------------------------------------------
Fund Profile                       October 31, 1999             October 31, 1998
--------------------------------------------------------------------------------
Weighted Average Maturity                 13.9 Yrs.                    10.7 Yrs.
Average Modified Duration*                 7.9 Yrs.                     6.7 Yrs.
30-Day Average Yield**                        5.48%                        4.78%
30-Day Average Yield
  Without Reimbursement**                     5.22%                        4.50%
Average Rating                                  AA2                           AA
--------------------------------------------------------------------------------
 * A theoretical measure of price volatility.
** Yields will fluctuate.

(1)  Both returns include reinvested dividends.

Past performance does not guarantee future results.

                                       Janus Income Funds / October 31, 1999  11
welcome stability in a choppy market as well as generous interest payments.

We also maintained our exposure to Colorado double-tax-exempt bonds, which make up about a third of total Fund assets. This strategy allows us to tap into the state's strong economy and ensures a steady supply of attractive investment opportunities as well as liquidity when shifting our positions becomes necessary.

One success in this category was our position in Blackhawk gaming bonds. Casinos in the town of Blackhawk account for 80% of all gaming revenues in Colorado, and their share is growing. In fact, casino revenues in Blackhawk are increasing at a double-digit rate during a time when revenues in the national gaming market are slowing. We also like this position because we can drive up to Blackhawk in an afternoon, check on the traffic at the casinos and spot any potential problems.

At this writing, Asian economies look stronger, and the U.S. economy is showing few signs of slowing, leading us to believe interest rates may move higher before they stabilize. In this climate, we will concentrate on finding high-quality bonds with higher-than-current-market coupons that will enable the Fund to better absorb any future interest rate increases.

In closing, I would like to thank you for your continued investment in Janus Federal Tax-Exempt Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Federal Tax-Exempt Fund and the Lehman Brothers Municipal Bond Index. Janus Federal Tax-Exempt Fund is represented by a shaded area of blue. The Lehman Brothers Municipal Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through October 31, 1999. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Federal Tax-Exempt Fund ($13,180) as compared to the Lehman Brothers Municipal Bond Index ($14,153).

Average Annual Total Return
for the periods ended October 31, 1999
One Year, (4.04%)
Five Year, 5.82%
Since 5/3/93*, 4.34%

Janus Federal Tax-Exempt Fund - $13,180

Lehman Brothers
Municipal Bond Index - $14,153

*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 1.6%
Casino Hotels - 1.1%
$  1,330,000       Venetian Casino Resort L.L.C., 12.25%
                     company guaranteed notes, due 11/15/04       $    1,047,375

Gambling - Non-Hotel Casinos - 0.5%
     500,000       Lady Luck Gaming Corp., 11.875%
                     first mortgage notes, due 3/1/01 .....              500,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $1,664,522) ...................            1,547,375
--------------------------------------------------------------------------------
Municipal Securities - 96.3%
Arizona - 2.6%
   1,500,000       Phoenix, Series A, 4.50%, 7/1/15 .......            1,278,750
   1,500,000       Winslow Industrial Development Authority
                     Hospital Revenue, (Winslow Memorial
                     Hospital Project), 5.50%, 6/1/22 .....            1,254,375

                                                                       2,533,125
California - 5.2%
$  1,000,000       California Educational Facilities Authority
                     Revenue, (Stanford University), Series P,
                     5.25%, 12/1/13 .......................       $      993,750
   1,000,000       California, 4.75%, 2/1/19 ..............              853,750
   2,000,000       East Bay Municipal Utilities District Water
                     System Revenue, (MBIA Insured),
                     6.00%, 6/1/12 ........................            2,095,000
   1,000,000       M-S-R Public Power Agency Revenue,
                     (San Juan Project), (MBIA Insured),
                     Series E, 6.50%, 7/1/17 ..............            1,043,750

                                                                       4,986,250
Colorado - 37.4%
   3,000,000       Adams County Pollution Control Revenue,
                     (Public Service of Colorado), (MBIA
                     Insured), Series A, 5.625%, 4/1/08 ...            3,075,000

See Notes to Schedules of Investments.

12  Janus Income Funds / October 31, 1999

                                                 Janus | Federal Tax-Exempt Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Colorado - (continued)
$    985,000       Bachelor Gulch Metropolitan District,
                     6.80%, 12/1/06 .......................       $      992,388
     510,000       Black Hawk, 5.70%, 12/1/12 .............              510,000
                   Black Hawk Device Tax Revenue:
      30,000         6.00%, 12/1/03 .......................               30,150
      25,000         6.10%, 12/1/07 .......................               25,125
      50,000         6.00%, 12/1/09 .......................               49,750
     500,000         6.00%, 12/1/11 .......................              497,500
     650,000         5.50%, 12/1/12 .......................              618,313
   1,250,000         5.625%, 12/1/21 ......................            1,153,125
                   Boulder County Hospital Revenue,
                     (Longmont United Hospital Project):
   1,000,000         5.50%, 12/1/12 .......................              930,000
   1,000,000         5.60%, 12/1/17 .......................              901,250
   1,000,000       Castle Rock Golf Enterprise Revenue,
                     6.50%, 12/1/16 .......................              978,750
                   Central Platte Valley Metropolitan District:
   1,000,000         5.15%, 12/1/13 .......................              936,250
     500,000         5.30%, 12/1/18 .......................              453,750
                   Colorado Housing Finance Authority,
                     (Single Family Program):
   1,000,000         Series C-2, 7.10%, 5/1/15 ............            1,047,500
   1,000,000         Series B-3, 6.80%, 11/1/28** .........            1,070,000
   1,000,000         Series B-3, 6.50%, 10/1/29 ...........            1,051,250
   1,000,000       Denver Health and Hospital Revenue,
                     Series A, 5.375%, 12/1/18 ............              861,250
                   Denver West Metropolitan District:
     590,000         Series B, 5.60%, 12/1/12 .............              576,725
     265,000         6.15%, 12/1/13 .......................              267,650
     750,000         6.50%, 6/1/16 ........................              765,000
     615,000         6.20%, 6/1/17 ........................              613,463
     775,000         Series B, 5.70%, 12/1/17 .............              735,281
                   E-470 Public Highway Authority Revenue,
                     (MBIA Insured), Series A:
   2,000,000         4.75%, 9/1/23 ........................            1,650,000
   1,000,000         5.00%, 9/1/26 ........................              853,750
                   Eaglebend Affordable Housing Corp.
                     Multifamily Revenue, (Housing Project):
   1,000,000         Series A, 6.40%, 7/1/17 ..............              967,500
   1,270,000         Series B, 7.40%, 7/1/21 ..............            1,216,025
   1,000,000       Erie Water Enterprise Revenue, Series B,
                     6.00%, 12/1/17 .......................            1,081,250
   2,000,000       Fort Collins Pollution Control Revenue,
                     (Anheuser-Busch Project), 6.00%, 9/1/31           1,967,500
   1,000,000       Glenwood Springs Sales and Use Tax
                     Revenue, (MBIA Insured), 4.80%, 10/1/18             851,250
      20,000       Grand Lake Sales Tax Revenue,
                     5.50%, 10/15/08 ......................               18,400
      25,000       Gunnison Valley Hospital Revenue,
                     5.20%, 7/1/08 ........................               23,250

Colorado - (continued)
                   Hyland Hills Metropolitan Parks and
                     Recreation District Special Revenue,
                   Series A:
$    850,000         5.00%, 12/15/06 ......................       $      843,625
     410,000         6.10%, 12/15/09 ......................              399,238
     500,000         6.75%, 12/15/15 ......................              515,625
   1,000,000       Mountain Village Metropolitan District
                     San Miguel County, 8.10%, 12/1/11 ....            1,097,468
   1,835,000       Parker Jordan Metropolitan District,
                     Series B, 6.10%, 12/1/17 .............            1,669,850
     115,000       Plains Metropolitan District, 5.85%, 12/1/05          116,248
                   Sand Creek Metropolitan District:
   1,000,000         7.125%, 12/1/16 ......................              983,750
   1,000,000         6.625%, 12/1/17 ......................              928,750
      10,000       South Suburban Park and Recreation District
                     Golf Course and Ice Arena Facilities,
                     5.30%, 11/1/01 .......................                9,937
     100,000       Telluride Excise Tax Revenue
                     5.75%, 12/1/12 .......................              100,250
                   Telluride Housing Authority Housing
                     Revenue, (Shandoka Apartments Project):
     100,000         7.50%, 6/1/12 ........................              103,750
   1,500,000         7.50%, 6/1/23 ........................            1,563,750
                   Upper Cherry Creek Metropolitan District:
     500,000         6.20%, 12/1/05 .......................              504,375
     400,000         6.75%, 12/1/11 .......................              420,000

                                                                      36,025,011
Florida - 2.6%
   3,000,000       Orange County Tourist Development Tax
                     Revenue, (AMBAC Insured), Series A,
                     4.75%, 10/1/24 .......................            2,456,250

Georgia - 1.6%
   1,400,000       Georgia Municipal Electric Authority Power
                     Revenue, (MBIA Insured), Series Y,
                     6.50%, 1/1/17 ........................            1,501,500

Illinois - 4.7%
   1,500,000       Cook County, (MBIA Insured), Series B,
                     5.375%, 11/15/18 .....................            1,381,875
   1,000,000       Metropolitan Pier and Exposition Authority
                     Hospitality Facilities Revenue,
                     (McCormick Place Convention Center
                     Project), 7.00%, 7/1/26 ..............            1,127,500
   2,000,000       Regional Transportation Authority, (FGIC
                     Insured), 6.00%, 6/1/23 ..............            1,977,500

                                                                       4,486,875
Massachusetts - 2.3%
   2,100,000       Massachusetts Water Reservoir Authority,
                     (MBIA Insured), Series A, 6.50%, 12/1/19          2,233,875

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 1999  13

Janus | Federal Tax-Exempt Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Minnesota - 2.2%
$    440,000       Maplewood Multifamily Revenue,
                     (Hazel Ridge Project), Series B,
                     7.50%, 12/15/32 ......................       $      408,100
   2,000,000       Northern Municipal Power Agency Electric
                     System Revenue, (AMBAC Insured),
                     Series B, 4.75%, 1/1/20 ..............            1,687,500

                                                                       2,095,600
Mississippi - 0.8%
     740,000       Harrison County School District State Aid
                    Capital Improvement, (FSA Insured),
                     6.25%, 8/1/02 ........................              772,375

Missouri - 2.1%
   2,000,000       Missouri, (Fourth State Building), Series A,
                     5.75%, 8/1/18 ........................            1,987,500

Montana - 2.7%
                   Montana Health Facilities Authority
                     Facilities Revenue:
     750,000       (St. Peter's Community Hospital Project),
                     5.50%, 6/1/11 ........................              721,875
   1,000,000       (Kalispell Regional Hospital Project),
                     (AMBAC Insured), 5.00%, 7/1/18 .......              866,250
   1,000,000       Montana State Board of Investments,
                     (Payroll Tax), (MBIA Insured),
                     6.875%, 6/1/20 .......................            1,045,000

                                                                       2,633,125
Nebraska - 2.9%
   2,800,000       Douglas County Nebraska Zoo
                     Facilities Revenue, (Henry Doorly Zoo
                     Aquarium Project), 6.00%, 6/1/03 .....            2,802,520

New Jersey - 1.1%
   1,000,000       New Jersey State Turnpike Authority
                     Turnpike Revenue, (FSA Insured),
                     Series C, 6.50%, 1/1/16 ..............            1,081,250

New Mexico - 3.6%
   1,500,000       New Mexico Finance Authority Revenue,
                     (Federal Highway Grant Anticipated),
                     (AMBAC Insured), Series A, 4.25%,
                     9/1/06 ...............................            1,432,500
   2,000,000       University of New Mexico, University
                     Revenues, Series A, 6.00%, 6/1/21 ....            2,015,000

                                                                       3,447,500
New York - 6.8%
                   Long Island Power Authority Electric
                      System Revenue:
$  2,000,000         Series A, 5.25%, 12/1/26 .............       $    1,737,500
   2,600,000         Series A, 5.50%, 12/1/29 .............            2,327,000
     300,000         Series 6, Variable Rate, 3.65%, 5/1/33              300,000
   1,000,000       New York State Dormitory Authority
                     Revenues, (State University Educational
                     Facilities), Series A, 5.50%, 5/15/19               936,250
   1,345,000       St. Lawrence County Industrial Development
                     Civic Facilities Revenue, (St. Lawrence
                     University Project), (MBIA Insured),
                     Series A, 5.375%, 7/1/18 .............            1,257,575

                                                                       6,558,325
North Carolina - 2.8%
   3,000,000       North Carolina, (Public School Building),
                     4.60%, 4/1/14 ........................            2,658,750

North Dakota - 1.4%
   1,500,000       Grand Forks Senior Housing Revenue,
                     (4000 VY Square Project),
                     6.375%, 12/1/34 ......................            1,378,125

Ohio - 1.3%
   1,250,000       Toledo-Lucas County Port Authority, Port
                     Revenue, (Cargill Income Project),
                     5.90%, 12/1/15 .......................            1,257,812

Oklahoma - 1.6%
     500,000       McGee Creek Authority Water Revenue,
                     (MBIA Insured), 6.00%, 1/1/23 ........              503,750

   1,000,000       Tulsa Industrial Authority Revenue,
                     (University of Tulsa), (MBIA Insured),
                     Series A, 6.00%, 10/1/16 .............            1,033,750

                                                                       1,537,500

Puerto Rico - 0.9%
   1,000,000       Puerto Rico Commonwealth, 5.00%, 7/1/28               851,250

Texas - 7.7%
   2,000,000       Dallas-Fort Worth International Airport
                     Facilities Improvement Corporate
                     Revenue, (American Airlines, Inc.),
                     6.00%, 11/1/14 .......................            1,967,500
                   Harris County Health Facilities
                     Development Corp. Revenue,
                     (St. Luke's Episcopal Hospital):
     500,000         Series A, Variable Rate, 3.65%, 2/15/27             500,000
   2,900,000         Series B, Variable Rate, 3.65%, 2/15/27           2,900,000

See Notes to Schedules of Investments.

14  Janus Income Funds / October 31, 1999

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Texas - (continued)
$  1,000,000       Orange County Naval and Port District
                     Industrial Development Corp. Revenue,
                     (North Star Steel Texas Project),
                     6.375%, 2/1/17 .......................       $    1,025,000
   1,000,000       Texas State Public Finance Authority,
                     Series C, 4.70%, 10/1/03 .............            1,006,250

                                                                       7,398,750
Wisconsin - 1.0%
   1,000,000       Wisconsin, Series D, 4.25%, 5/1/05 .....              971,250

Wyoming - 1.0%
   1,000,000       Sweetwater County Pollution Control
                     Revenue, (Idaho Power Co.), Series A,
                     6.05%, 7/15/26 .......................              985,000
--------------------------------------------------------------------------------
Total Municipal Securities (cost $98,245,396) .............           92,639,518
--------------------------------------------------------------------------------
Total Investments (total cost $99,909,918) - 97.9% ........           94,186,893
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.1%          2,012,574
--------------------------------------------------------------------------------
Net Assets - 100% .........................................       $   96,199,467
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Short
25 Contracts       U.S. Treasury - 20-year bond,
                     expires December 1999
                     principal amount $2,806,075
                     value $2,839,844,
                     cumulative depreciation ..............       $     (33,769)
--------------------------------------------------------------------------------

AMBAC - American Municipal Bond Assurance Corp.
FGIC - Financial Guaranty Insurance Corp.
FSA - Financial Security Assurance Corp.
MBIA - Municipal Bond Insurance Association Corp.

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 1999  15

Janus | Short-Term Bond Fund

[PHOTO]
Sandy Rufenacht
portfolio manager

For the 12-month  period  ended  October 31, 1999,  Janus  Short-Term  Bond Fund
returned   2.82%,   while  its   benchmark,   the  Lehman   Brothers   1-3  Year
Government/Corporate Bond Index, gained 3.20%. (1)

As Tom Bailey points out in his letter, the past year has been a challenging one for fixed-income markets. Long-term interest rates were rising, the Federal Reserve took a more aggressive stance to slow the economy, and international economic recoveries remained fragile.

In this volatile environment, we were aided by our flexible investment approach, which helped us respond quickly to changing market dynamics. We kept the Fund's average maturity in line with its benchmark to balance the threat of Federal Reserve rate hikes against the prospect of increased year-end demand for high-quality, short-term paper. We also remained selective in our choice of investments, focusing on issuers with sound business plans, solid domestic cash flows and limited exposure to international markets. Consequently, stable investment-grade names such as Wal-Mart and Ford continued to be prominent holdings.

Additionally, we benefited from the credit improvement of select telecom and media bonds in the investment-grade area, which offset the downward pressure on the broader fixed-income market. Standouts included telecommunications giant MCI WorldCom and cable service provider Cox Communications.

Our holdings in high-yielding corporate securities also aided the Fund's performance. The wider spreads, or difference in yields, on these instruments provided a cushion against rising interest rates, while their higher interest payments bolstered our total income. These positions were primarily in yield-to-call bonds, which trade close to their call price because investors anticipate they will be retired in the near future. While they have little potential for price appreciation, these bonds offer a low-risk investment that also pays a healthy coupon.

For example, Host Marriott Travel Plaza, a former subsidiary of Marriott Corporation that operates food and drink concessions at travel and entertainment venues, was a yield-to-call position that worked in our favor. The company was recently purchased by Autogrill, part of Italy's Bennetton group, which has announced plans to pay off the bonds earlier than anticipated. Until this happens, we will continue to clip a generous coupon. Nextel, a wireless telecommunications provider, is another name that we expect to be retired early. These bonds were underwritten with multiple restrictions that the company would like to be free of going forward. We expect that they will be retired at a premium in the near future.

HEALTHSOUTH is another position worth mentioning. This bond was upgraded from high-yield to investment-grade status during the period, which helped it continue a long run of success for us.

Portfolio Asset Mix                October 31, 1999             October 31, 1998
--------------------------------------------------------------------------------
Investment-Grade
  Corporate Bonds                             84.2%                        60.2%
High-Yield/High-Risk
  Corporate Bonds                             13.2%                        12.4%
U.S. Treasury Bonds                             --                         24.4%
Cash & Cash Equivalents                        2.6%                         3.0%
--------------------------------------------------------------------------------
Fund Profile                       October 31, 1999             October 31, 1998
--------------------------------------------------------------------------------
Weighted Average Maturity                  2.4 Yrs.                     2.6 Yrs.
Average Modified Duration*                 2.1 Yrs.                     2.3 Yrs.
30-Day Average Yield**                        6.32%                        4.89%
30-Day Average Yield
  Without Reimbursement**                     6.08%                        4.44%
Average Rating                                   A-                           A+
--------------------------------------------------------------------------------
 * A theoretical measure of price volatility.
** Yields will fluctuate.

(1)  Both returns include reinvested dividends.

Past performance does not guarantee future results.

16  Janus Income Funds / October 31, 1999

However, it recently declined along with the rest of the healthcare sector because of uncertainty over insurance reimbursements and changes in government regulations. While we believe this well-capitalized company has been misunderstood by the market, we felt the volatility associated with these issues was too risky for our investors, so we elected to liquidate our position.

Looking ahead, we believe the threat of additional interest rate increases will keep the short-term bond market on edge. In this environment, we will approach the markets with a conservative posture, continuing to focus on safeguarding the underlying value of the Fund's assets while investing in higher-coupon securities to meet current income needs. Our strategy will also involve keeping the Fund's duration close to that of our benchmark until interest rates stabilize.

In closing, I'd like to thank you for your continued investment in Janus Short-Term Bond Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Short-Term Bond Fund and the Lehman Brothers 1-3 Year Government/Corporate Bond Index. Janus Short-Term Bond Fund is represented by a shaded area of blue. The Lehman Brothers 1-3 Year Government/Corporate Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 1999. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Short-Term Bond Fund ($14,226) as compared to the Lehman Brothers 1-3 Year Government/Corporate Bond Index ($14,692).

Average Annual Total Return
for the periods ended October 31, 1999
One Year, 2.82%
Five Year, 5.80%
Since 9/1/92*, 5.04%

Janus Short-Term Bond Fund - $14,226

Lehman Brothers
1-3 Year Government/Corporate
Bond Index - $14,692

*The Fund's inception date.
Source - Lipper, Inc. 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Corporate Notes - 97.4%
Automotive - Truck Parts and Equipment - 2.5%
$  3,500,000       TRW, Inc., 6.50%
                     notes, due 6/1/02+ ...................       $    3,451,875

Cable Television - 4.8%
     400,000       Adelphia Communications Corp., 11.875%
                     debentures, due 9/15/04 ..............              418,000
   2,000,000       Cox Communications, Inc., 6.375%
                     notes, due 6/15/00 ...................            1,997,500
   1,500,000       Falcon Holdings Group L.P., 8.375%
                     debentures, due 4/15/10 ..............            1,492,500
     675,000       FrontierVision Holdings L.P., 11.00%
                     senior subordinated notes, due 10/15/06             710,437
   1,850,000       Lenfest Communications, Inc., 10.50%
                     senior subordinated notes, due 6/15/06            2,102,063

                                                                       6,720,500
Casino Hotels - 1.0%
   1,400,000       Park Place Entertainment Corp., 7.95%
                     notes, due 8/1/03+ ...................            1,384,250

Casino Services - 1.0%
   1,380,000       Empress Entertainment, Inc., 8.125%
                     company guaranteed notes, due 7/1/06 .            1,338,600

Chemicals - Diversified - 2.0%
   2,800,000       E.I. du Pont de Nemours and Co., 6.75%
                     notes, due 10/15/04 ..................            2,800,000

Chemicals - Specialty - 0.4%
$    500,000       NL Industries, Inc., 11.75%
                     senior notes, due 10/15/03 ...........       $      524,375

Commercial Banks - 1.4%
   2,000,000       Firstar Corp., 6.35%
                     senior notes, due 7/13/01 ............            1,987,500

Computers - Micro - 2.9%
   4,000,000       IBM Corp., 6.375%
                     notes, due 6/15/00 ...................            4,010,000

Consulting Services - 1.0%
   1,500,000       Comdisco, Inc., 5.95%
                     notes, due 4/30/02 ...................            1,451,250

Containers - Paper and Plastic - 1.1%
     490,000       Container Corp. of America, 11.25%
                     senior notes, due 5/1/04 .............              510,825
   1,000,000       Stone Container Corp., 10.75%
                     first mortgage notes, due 10/1/02 ....            1,027,500

                                                                       1,538,325
Distribution and Wholesale - 0.3%
     350,000       Herff Jones, Inc., 11.00%
                     senior subordinated notes, due 8/15/05              373,188

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 1999  17

Janus | Short-Term Bond Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Diversified Financial Services - 6.5%
$  3,750,000       Associates Corp. N.A., 5.85%
                     senior notes, due 1/15/01 ............       $    3,721,875
                   IBM Credit Corp.:
   2,000,000         5.05%, notes, due 1/22/01 ............            1,970,000
   1,400,000         6.64%, notes, due 10/29/01 ...........            1,403,500
   2,000,000       Norwest Financial, Inc., 5.125%
                     senior notes, due 4/15/00 ............            1,995,160

                                                                       9,090,535
Diversified Operations - 2.1%
   3,000,000       Warner-Lambert Co., 5.75%
                     notes, due 1/15/03 ...................            2,936,250

Electric - Integrated - 3.8%
   1,800,000       PECO Energy Co., 5.625%
                     first mortgage notes, due 11/1/01 ....            1,759,500
   3,500,000       Southern California Edison Co., 5.875%
                     notes, due 1/15/01 ...................            3,478,125

                                                                       5,237,625
Finance - Auto Loans - 7.3%
                   Ford Motor Credit Co.:
   3,750,000         6.25%, notes, due 11/8/00 ............            3,744,862
   2,000,000         5.75%, notes, due 1/25/01 ............            1,982,500
   2,000,000         5.125%, notes, due 10/15/01 ..........            1,947,500
   2,500,000         6.375%, notes, due 12/1/01 ...........            2,484,375

                                                                      10,159,237
Finance - Credit Card - 1.1%
   1,500,000       American Express Credit Corp., 6.125%
                     senior notes, due 11/15/01 ...........            1,492,500

Finance - Investment Bankers/Brokers - 4.1%
   3,750,000       Merrill Lynch & Company, Inc., 6.00%
                     notes, due 3/1/01 ....................            3,721,875
   2,000,000       Morgan Stanley Dean Witter & Co., 6.25%
                     notes, due 3/15/00 ...................            2,002,220

                                                                       5,724,095
Finance - Other Services - 4.6%
   1,000,000       Mellon Financial Co., 6.30%
                     senior notes, due 6/1/00 .............            1,001,840
   2,000,000       Racers-Kellogg, 5.75%
                     bonds, due 2/2/01+ ...................            1,990,000
   3,500,000       Sears Roebuck Acceptance Corp., 6.00%
                     notes, due 3/20/03 ...................            3,399,375

                                                                       6,391,215
Food - Flour and Grain - 2.4%
   3,500,000       Archer Daniels Midland Co., 6.25%
                     notes, due 5/15/03 ...................            3,460,625

Food - Retail - 5.8%
     935,000       Albertson's, Inc., 6.55%
                     senior notes, due 8/1/04 .............              922,144
   1,500,000       Fred Meyer, Inc., 7.15%
                     company guaranteed notes, due 3/1/03 .            1,490,625
                   Safeway, Inc.:
   2,000,000         5.75%, notes, due 11/15/00 ...........            1,982,500
   2,250,000         5.875%, notes, due 11/15/01 ..........            2,207,812
   1,310,000       Star Markets Company, Inc., 13.00%
                     senior subordinated notes, due 11/1/04            1,395,150

                                                                       7,998,231
Gambling - Non-Hotel Casinos - 0.4%
$    500,000       Lady Luck Gaming Corp., 11.875%
                     first mortgage notes, due 3/1/01 .....       $      500,000

Hotels and Motels - 2.0%
   1,500,000       Host Marriott Travel Plaza, 9.50%
                     senior notes, due 5/15/05 ............            1,571,250
   1,250,000       Hyatt Equities L.L.C., 6.80%
                     notes, due 5/15/00+ ..................            1,250,000

                                                                       2,821,250
Independent Power Producer - 0.6%
     950,000       Calpine Corp., 7.75%
                     senior notes, due 4/15/09 ............              896,562

Life and Health Insurance - 2.0%
                   Conseco, Inc.:
   1,000,000         7.60%, senior notes, due 6/21/01 .....              992,500
   1,800,000         8.50%, notes, due 10/15/02 ...........            1,806,750

                                                                       2,799,250
Medical - Drugs - 1.8%
   2,500,000       SmithKline Beecham PLC, 6.75%
                     company guaranteed notes, due 10/30/01            2,515,625

Money Center Banks - 4.3%
   3,000,000       Bank of America Corp., 6.65%
                     senior notes, due 5/1/01 .............            3,007,500
   3,000,000       Chase Manhattan Corp., 5.50%
                     notes, due 2/15/01 ...................            2,962,500

                                                                       5,970,000
Multimedia - 5.2%
   3,750,000       Time Warner, Inc., 6.10%
                     pass-thru asset trust securities,
                     due 12/30/01+ ........................            3,703,125
   3,500,000       Walt Disney Co. (The), 6.375%
                     senior notes, due 3/30/01 ............            3,500,000

                                                                       7,203,125
Paint and Related Products - 1.4%
   2,000,000       Sherwin-Williams Co., 6.25%
                     notes, due 2/1/00 ....................            2,000,000

Pipelines - 1.8%
   2,500,000       Enron Corp., 6.45%
                     notes, due 11/15/01 ..................            2,490,625

Retail - Discount - 3.8%
   1,750,000       TJX Companies, Inc., 6.625%
                     notes, due 6/15/00 ...................            1,754,375

   3,500,000       Wal-Mart Stores, Inc., 6.50%
                     notes, due 6/1/03 ....................            3,482,500

                                                                       5,236,875
Retail - Leisure Products - 0.4%
     500,000       Selmer Company, Inc., 11.00%
                     senior subordinated notes, due 5/15/05              525,000

Retail - Restaurants - 1.0%
   1,400,000       McDonald's Corp., 6.00%
                     notes, due 6/23/02 ...................            1,379,000

See Notes to Schedules of Investments.

18  Janus Income Funds / October 31, 1999

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 2.8%
$  2,000,000       Dime Bancorp, Inc., 7.00%
                     senior notes, due 7/25/01 ............       $    1,992,500
   2,000,000       Golden State Holdings, Inc, 6.75%
                     senior notes, due 8/1/01 .............            1,950,000

                                                                       3,942,500
Super-Regional Banks - 2.7%
   3,750,000       NationsBank Corp., 5.75%
                     senior notes, due 3/15/01 ............            3,712,500

Telecommunication Equipment - 2.5%
   3,500,000       Lucent Technologies, Inc., 6.90%
                     notes, due 7/15/01 ...................            3,526,250

Telecommunication Services - 0.6%
     750,000       Galaxy Telecom L.P., 12.375%
                     senior subordinated notes, due 10/1/05              800,625

Telephone - Integrated - 0.2%
     300,000       NEXTLINK Communications, Inc., 12.50%
                     senior notes, due 4/15/06 ............              318,750

Telephone - Local - 3.5%
   3,000,000       Southwestern Bell Communications Capital
                     Corp., 6.375%, notes, due 4/1/01 .....            2,988,750

   1,850,000       US WEST Communications, Inc., 6.375%
                     notes, due 10/15/02 ..................            1,819,938

                                                                       4,808,688
Telephone - Long Distance - 3.3%
   4,000,000       MCI WorldCom, Inc., 6.125%
                     senior notes, due 8/15/01 ............            3,970,000

     500,000       Qwest Communications International, Inc.
                     10.875%, senior notes, due 4/1/07 ....              564,375

                                                                       4,534,375
Wire and Cable Products - 0.5%
     650,000       International Wire Group, Inc., 11.75%
                     senior subordinated notes, due 6/1/05               661,375

Wireless Equipment - 0.5%
     700,000       Nextel Communications, Inc., zero coupon
                     senior discount notes, due 8/15/04 ...              710,500
--------------------------------------------------------------------------------
Total Corporate Notes (cost $137,066,153) .................          135,423,051
--------------------------------------------------------------------------------
Short-Term Corporate Note - 0.3%
                   Household Finance Corp.
     400,000         5.30%, 11/1/99 (amortized cost $400,000)            400,000
--------------------------------------------------------------------------------
Total Investments (total cost $137,466,153) - 97.7% .......          135,823,051
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.3%          3,184,532
--------------------------------------------------------------------------------
Net Assets - 100% .........................................       $  139,007,583
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 1999  19

Janus | Money Market Funds

[PHOTO]
Sharon Pichler
portfolio manager

Janus Money Market Fund

Janus Tax-Exempt
Money Market Fund


[PHOTO]
J. Eric Thorderson
portfolio manager

Janus Government
Money Market Fund

For the fiscal year ended October 31, 1999, Janus Money Market Fund ranked 74th out of 332 funds in the U.S. Money Market Category as tracked by Lipper, Inc., a leading mutual fund rating company.(1) Janus Government Money Market Fund ranked 30th out of 122 funds in the U.S. Government Money Market category during the same period,(2) and Janus Tax-Exempt Money Market Fund ranked 15th out of 132 funds in the U.S. Tax-Exempt Money Market category. (3)

With the global economic situation stabilizing, the major factor influencing money markets this year was the threat of higher U.S. interest rates. While consumer price increases have remained muted, there are some worrisome signs that higher inflation could be on the horizon. For example, tight labor markets have put upward pressure on wage costs, and the dollar's weakness relative to the Japanese yen has made some imported goods more expensive. Furthermore, with prices of oil and other raw materials rising, some producers may be forced to pass along higher costs to their retail customers. These concerns led the Federal Reserve Board to shift away from its stimulative policy stance of a year ago, when it cut overnight interest rates three times, embarking on an aggressive campaign to temper economic growth and head off inflation. Consequently, the central bank raised interest rates twice this summer and left open the prospect of additional rate hikes going forward.

While short-term money markets were relatively calm during the first half of the year, uncertainty over the timing and severity of additional Fed interest rate increases has recently kept markets on edge. Currently, yields in short-term money markets reflect a widely held view that central bank policymakers will raise rates another 25 basis points in November. But the risk is that rates could move even higher if the Fed does not see concrete signs the economy is slowing.

The approaching Y2K transition is also adding to money market volatility. Typically, we anticipate a temporary spike in interest rates at the end of a calendar year. That's because corporations and individuals temporarily rearrange their assets to suit different investor needs. This year, however, these year-end dislocations are expected to be even greater because of investor uncertainty over the widely discussed millennium date change. We believe this Y2K effect will be short-lived, without any significant or lasting affect on financial markets. The Federal Reserve has also assured investors it will supply whatever liquidity is necessary to keep market functions as normal as can be expected at the end of any year.

Nonetheless, we have added to our cash holdings to help cushion the Fund from any unusual volatility. The year-end turbulence is expected to be most evident in the taxable money markets, which are more sensitive to the threat of Federal Reserve policy changes. The impact will likely be less pronounced in the tax-exempt money market, which should experience more typical year-end volatility.

We also believe these Y2K-related market dislocations will create opportunities to add yield for our shareholders. For example, we are already seeing money market securities with mid-January maturities paying substantially higher yields than money market instruments with mid-December maturities. The difference in yields is much wider than we typically see, even at year-end. Consequently, we have extended the maturity of some of our short-term investments to take advantage of this.

Looking ahead, we are confident that our higher cash position will help cushion performance from the risk of higher interest rates, while giving us the flexibility to respond to changing market conditions.

In closing, we'd like to thank you for your continued investment in Janus Money Market Funds.

(1) Lipper, Inc. defines a U.S. money market fund as one that invests in "high-quality financial instruments rated in the top two grades with dollar-denominated average maturities of less than 90 days" and that intends "to keep constant net asset value." As of October 31, 1999, Janus Money Market Fund ranked 46/278 of U.S. money market funds for the 3-year period.

(2) Lipper, Inc. defines a U.S. government money market fund as one that invests in "high-quality financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of less than 90 days" and that intends "to keep constant net asset value." As of October 31, 1999, Janus Government Money Market Fund ranked 25/106 of U.S. government money market funds for the 3-year period.

(3) Lipper, Inc. defines a tax-exempt money market fund as one that invests in "high-quality municipal obligations with dollar-weighted average maturities of less than 90 days" and that intends "to keep constant net asset value." As of October 31, 1999, Janus Tax-Exempt Money Market Fund ranked 16/124 of tax-exempt money market funds for the 3-year period.

Lipper rankings are based on total return, including reinvestment of dividends and capital gains.

An investment in the Fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund(s) seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund(s).

Past performance does not guarantee future results.

20  Janus Income Funds / October 31, 1999

                                                       Janus | Money Market Fund

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 9.6%
$100,000,000       Abbey National Treasury Services, Inc.
                     5.314%, 12/30/99 .....................       $   99,129,094
                   Banque et Caisse D'Epargne de L'etat:
  50,000,000         4.83%, 11/15/99 ......................           49,906,083
  50,000,000         6.10%, 1/18/00 .......................           49,339,166
                   Bear Stearns Companies, Inc.:
  25,000,000         5.85%, 3/2/00 ........................           24,504,375
  25,000,000         5.81%, 3/29/00 .......................           24,398,826
 100,000,000       Fortis Funding L.L.C.
                     5.345%, 12/29/99 .....................           99,138,861
  50,000,000       Heller Financial, Inc.
                     5.40%, 11/2/99 .......................           49,992,500
  25,000,000       Morgan Stanley & Co., Inc.
                     6.07%, 1/20/00 .......................           24,662,778
  35,000,000       Sumitomo Life America, Inc.
                     6.05%, 2/11/00+ ......................           34,400,042
 100,000,000       Svenska Handelsbanken, New York
                     5.325%, 12/29/99 .....................           99,142,083
                   UBS Financial Corp.:
  50,000,000         5.34%, 12/17/99 ......................           49,658,833
  50,000,000         5.32%, 12/22/99 ......................           49,623,167
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $653,895,808) ...........................          653,895,808
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 8.7%
   9,800,000       Bannockburn Associates L.L.C.
                     5.46%, 4/1/27 ........................            9,800,000
  14,980,000       Breckenridge Terrace L.L.C.
                     5.4087%, 5/1/39 ......................           14,980,000
  20,000,000       Brosis Finance L.L.C.
                     5.41%, 9/1/19 ........................           20,000,000
                   California HFA:
  14,445,000         5.46%, 8/1/05+ .......................           14,445,000
  48,995,000         5.46%, 8/1/07 ........................           48,995,000
  20,000,000       Carolina Medi-Plan
                     5.41%, 6/1/22 ........................           20,000,000
  15,510,000       Crouse Health Hospital, Inc.
                     5.50%, 7/1/17 ........................           15,510,000
  25,000,000       Crozer-Keystone Health Systems
                     5.50%, 12/15/21 ......................           25,000,000
  36,530,000       Cuyahoga County, Ohio Continuing Care
                     Facilities Revenue, 5.55%, 2/1/29 ....           36,530,000
                   Eagle County, Colorado Housing Facility
                     Revenue, (BC Housing L.L.C. Project),
                     Series A:
   9,100,000         5.4087%, 6/1/27 ......................            9,100,000
   8,000,000         5.4587%, 5/1/39 ......................            8,000,000
  11,600,000       Episcopal Health Services, Inc., New York
                     5.50%, 3/1/28 ........................           11,600,000
  15,000,000       Eufaula, Alabama Industrial Development
                     Board, (Chia Tai Project), 5.56%, 6/1/13         15,000,000
  12,600,000       Genesys Michigan Health System, Inc.,
                     Series A, 5.42%, 4/1/20 ..............           12,600,000
  15,000,000       HHH Investment Co.
                     5.50%, 7/1/29 ........................           15,000,000
  18,150,000       Lenexa, Kansas Industrial Revenue, (Labone,
                     Inc. Project), Series A, 5.49%, 9/1/09           18,150,000
  59,000,000       Los Angeles, California Community
                     Redevelopment Agency, Series A,
                     5.50%, 12/1/18 .......................           59,000,000
  20,675,000       Louisiana Health Systems Corp. Revenue,
                     Series B, 5.45%, 10/1/22 .............           20,675,000

Taxable Variable Rate Demand Notes - (continued)
$ 34,805,000       Montgomery, Alabama BMC Special Care
                     Facilities Finance Authority, (Baptist
                     Medical Center), Series C
                     5.45%, 11/15/29 ......................       $   34,805,000
  20,000,000       New Grant L.L.C.
                     5.50%, 7/1/19 ........................           20,000,000
  10,000,000       Patrick Schaumburg Auto
                     5.50%, 7/1/08 ........................           10,000,000
  37,000,000       Racetrac Capital L.L.C.
                     5.41%, 4/1/18 ........................           37,000,000
  25,000,000       Rehau, Inc.
                     5.55%, 10/1/19 .......................           25,000,000
  14,330,000       Rockland Financial, Ltd.
                     5.46%, 12/1/26 .......................           14,330,000
  14,900,000       St. Francis Place, Ltd.
                     5.55%, 12/1/08+ ......................           14,900,000
  37,500,000       Texas Veterans Housing Assistance,
                     Series A, 5.375%, 6/1/30 .............           37,500,000
   5,090,000       Union City, Tennessee Industrial
                     Development Board,
                     (Cobank Limited L.L.C., Project),
                     5.48%, 1/1/25 ........................            5,090,000
  19,995,000       Virginia Housing
                     5.46%, 1/1/09 ........................           19,995,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $593,005,000)         593,005,000
--------------------------------------------------------------------------------
Floating Rate Notes - 25.1%
                   Albertson's, Inc.
  75,000,000         5.3862%, 7/14/00+ ....................           74,961,046
                   American Express Centurion:
  50,000,000         5.45%, 11/24/99 ......................           50,000,000
  25,000,000         5.50%, 7/13/00 .......................           25,000,000
                   American Honda Finance Corp.:
  30,000,000         6.2225%, 1/25/00 .....................           29,996,577
  25,000,000         5.48%, 3/23/00 .......................           24,998,086
  25,000,000         5.4625%, 6/19/00 .....................           24,992,290
  50,000,000         6.1462%, 7/12/00 .....................           49,989,590
  75,000,000       AT&T Corp.
                     6.1362%, 7/13/00+ ....................           74,962,315
  25,000,000       Bank One Corp.
                     6.115%, 10/5/00 ......................           24,988,677
  30,000,000       Bankers Trust Company, New York
                     5.45%, 5/15/00 .......................           29,993,609
  75,000,000       Bayerische Landesbank, New York
                     5.43%, 12/7/99 .......................           74,997,093
  25,000,000       Bear Stearns Companies, Inc.
                     5.5087%, 11/10/99 ....................           25,000,572
  26,000,000       Chase Manhattan Corp.
                     5.46%, 1/20/00 .......................           25,996,033
                   CIT Group, Inc.:
  50,000,000         5.43%, 11/2/99 .......................           49,999,973
 100,000,000         5.50%, 2/14/00 .......................           99,987,579
 150,000,000       Comerica Bank, Detroit
                     5.4187%, 9/8/00 ......................          150,000,000
  50,000,000       Crestar Bank, Richmond
                     5.50%, 1/28/00 .......................           49,998,824
  30,000,000       Eaton Corp.
                     6.3112%, 4/17/00+ ....................           30,000,000
                   First Union National Bank:
  50,000,000         5.6062%, 9/27/00 .....................           50,000,000
  50,000,000         5.685%, 10/30/00 .....................           50,000,000

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 1999  21

Janus | Money Market Fund

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Floating Rate Notes - (continued)
                   Fleet National Bank:
$ 50,000,000         5.44%, 12/6/99 .......................       $   49,999,607
  27,000,000         5.335%, 8/10/00 ......................           26,989,669
  48,000,000       General Motors Acceptance Mortgage Corp.
                     5.52%, 3/14/00 .......................           48,001,730
  48,000,000       Homeside Lending, Inc.
                     5.6525%, 8/16/00 .....................           47,979,418
  50,000,000       Landesbank Hessen-Thueringen
                     6.0687%, 10/2/00 .....................           49,969,174
 100,000,000       Morgan Guaranty Trust Co.
                     5.45%, 11/29/99 ......................          100,000,000
  50,000,000       National Bank of Commerce
                     5.4575%, 7/18/00 .....................           49,987,949
  50,000,000       National Rural Utilities
                     6.0837%, 7/6/00 ......................           49,986,448
  50,000,000       PNC Bank N.A.
                     5.45%, 11/3/99 .......................           50,000,000
  75,000,000       SouthTrust Bank N.A.
                     5.4387%, 9/29/00 .....................           74,947,780
                   Volkswagen Credit, Inc.:
  50,000,000         5.4362%, 6/26/00+ ....................           49,974,287
  50,000,000         5.2827%, 8/4/00 ......................           49,964,411
  50,000,000       WestPac Banking Corp.
                     5.5213%, 9/22/00 .....................           49,982,186
--------------------------------------------------------------------------------
Total Floating Rate Notes (amortized cost $1,713,644,923) .        1,713,644,923
--------------------------------------------------------------------------------
Loan Participations - 4.7%
  22,340,000       Amoco Energy Co.
                     5.41%, 11/10/99+ .....................           22,340,000
                   GMAC Mortgage Corp.:
 100,000,000         5.4542%, 11/1/99 .....................          100,000,000
 100,000,000         5.41%, 11/15/99+ .....................          100,000,000
 100,000,000         5.4649%, 12/1/99 .....................           99,544,584
--------------------------------------------------------------------------------
Total Loan Participations (amortized cost $321,884,584) ...          321,884,584
--------------------------------------------------------------------------------
Certificates of Deposit - 26.8%
  25,000,000       Bank of America, Canada
                     5.435%, 12/31/99 .....................           25,000,000
  50,000,000       Bank of Montreal, Chicago
                     5.20%, 5/12/00 .......................           49,973,573
                   Bank of Nova Scotia:
  50,000,000         5.12%, 2/16/00 .......................           49,995,763
  25,000,000         5.80%, 8/2/00 ........................           24,990,987
                   Banque Nationale de Paris:
  25,000,000         5.31%, 11/2/99 .......................           25,000,000
  25,000,000         5.32%, 12/15/99 ......................           25,000,000
  50,000,000         4.96%, 12/22/99 ......................           49,997,304
  50,000,000         5.44%, 12/30/99 ......................           50,000,000
  50,000,000       Barclays Bank PLC
                     5.90%, 10/2/00 .......................           49,899,791
  25,000,000       Bayerische Landesbank, New York
                     5.93%, 10/2/00 .......................           24,973,627
  25,000,000       Canadian Imperial Bank of Commerce
                     5.20%, 2/29/00 .......................           24,997,667
                   Commerzbank A.G., New York:
  30,000,000         5.02%, 2/4/00 ........................           29,997,741
  25,000,000         5.31%, 3/1/00 ........................           24,997,609
  30,000,000         5.09%, 4/12/00 .......................           29,983,840
  25,000,000         5.66%, 6/26/00 .......................           24,993,752
  25,000,000         5.81%, 8/3/00 ........................           24,990,956
                   Deutsche Bank, New York:
  25,000,000         5.06%, 2/8/00 ........................           24,997,386
  30,000,000         5.21%, 5/10/00 .......................           29,993,956
  25,000,000         5.66%, 6/26/00 .......................           24,993,752

Certificates of Deposit - (continued)
                   HSBC Bank USA:
$ 50,000,000         4.93%, 12/15/99 ......................       $   49,995,929
  50,000,000         5.01%, 2/7/00 ........................           49,994,823
  50,000,000       KBC Bank N.V., New York
                     6.15%, 1/24/00 .......................           50,000,000
  25,000,000       Landesbank Hessen-Thueringen
                     5.92%, 9/29/00 .......................           24,971,237
  50,000,000       Merita Bank, Ltd., New York
                     6.17%, 1/21/00 .......................           50,000,000
                   National Bank of Canada, New York:
  25,000,000         5.065%, 11/18/99 .....................           24,999,888
  25,000,000         5.17%, 4/10/00 .......................           24,995,754
  25,000,000         5.40%, 5/22/00 .......................           24,995,993
  25,000,000         5.56%, 6/5/00 ........................           24,994,298
  25,000,000         5.56%, 6/7/00 ........................           24,994,244
  28,000,000         5.61%, 6/12/00 .......................           27,993,411
  25,000,000         5.80%, 7/28/00 .......................           24,994,688
  25,000,000       NordDeutsche LandesBank, New York
                     5.22%, 5/15/00 .......................           24,993,541
  25,000,000       Paribas S.A., Japan
                     5.92%, 1/31/00 .......................           25,000,619
  25,000,000       Regions Bank
                     6.09%, 10/10/00 ......................           24,986,517
                   Royal Bank of Canada, New York:
  50,000,000         5.07%, 1/31/00 .......................           49,997,601
 145,000,000         5.12%, 3/21/00 .......................          144,966,560
                   Skandinaviska Enskilda Banken:
  30,000,000         5.16%, 4/26/00 .......................           29,992,996
  25,000,000         5.47%, 6/2/00 ........................           24,994,371
  25,000,000         5.77%, 8/2/00 ........................           24,992,787
  25,000,000         5.96%, 8/10/00 .......................           24,992,591
                   Societe Generale, New York:
  50,000,000         5.40%, 11/12/99 ......................           50,000,000
  50,000,000         5.45%, 12/29/99 ......................           50,000,000
  50,000,000         5.45%, 12/31/99 ......................           50,000,000
                   Svenska Handelsbanken, New York:
  25,000,000         5.22%, 3/1/00 ........................           24,997,607
  35,000,000         5.22%, 5/10/00 .......................           34,991,187
  25,000,000         5.40%, 6/1/00 ........................           24,992,992
                   UBS A.G., Stanford:
  25,000,000         5.16%, 2/28/00 .......................           24,996,861
  25,000,000         5.40%, 6/1/00 ........................           24,992,992
  25,000,000         5.66%, 6/26/00 .......................           24,993,752
  25,000,000         5.76%, 7/5/00 ........................           24,993,524
                   Unibank A/S, New York:
  30,000,000         5.22%, 5/15/00 .......................           29,992,251
  25,000,000         5.31%, 5/22/01 .......................           24,992,650
  50,000,000       West Deutsche LandesBank
                     5.42%, 12/28/99 ......................           50,000,000
--------------------------------------------------------------------------------
Total Certificates of Deposit (amortized cost $1,832,569,368)      1,832,569,368
--------------------------------------------------------------------------------
Promissory Notes - 9.4%
 150,000,000       Goldman Sachs Group L.P.
                     (seven day demand) 5.5475%, 12/3/99 ..          150,000,000
 100,000,000       Heller Financial, Inc. (seven day demand)
                     5.555%, 1/12/00 ......................          100,000,000
 395,000,000       Lehman Brothers, Inc., (same day put)
                     5.575%, 4/21/14 ......................          395,000,000
--------------------------------------------------------------------------------
Total Promissory Notes (cost $645,000,000) ................          645,000,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

22  Janus Income Funds / October 31, 1999

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Put Bonds - 0.8%
$ 17,800,000       St. Joseph Health Systems of California,
                     Series A, 5.47%, 7/1/11+ .............       $   17,800,000
  34,700,331       West Labs, Series 1998 - 1, Class A,
                     5.41%, 2/25/00 .......................           34,700,331
--------------------------------------------------------------------------------
Total Put Bonds (cost $52,500,331) ........................           52,500,331
--------------------------------------------------------------------------------
Interest Bearing Notes - 0.4%
  15,000,000       General Motors Acceptance Corp. 5.90%,
                     (medium-term notes), 3/6/00 ..........           15,013,080
  13,700,000       General Motors Acceptance Corp., 6.65%,
                     (medium-term notes), 5/24/00 .........           13,799,001
--------------------------------------------------------------------------------
Total Interest Bearing Notes (amortized cost $28,812,081) .           28,812,081
--------------------------------------------------------------------------------
Bank Notes - 0.3%
  25,000,000       European American Bank
                     5.28%, 5/15/00
                     (amortized cost $24,995,482) .........           24,995,482
--------------------------------------------------------------------------------
Repurchase Agreements - 14.7%
 200,000,000       Barclays Capital, Inc., 5.47%, dated
                     10/29/99, maturing 11/1/99, to be
                     repurchased at $200,091,167
                     collateralized by $21,251 in California
                     Infrastructure PG&G, 6.16%, 6/25/03;
                     $7,500,000 in Capital One Master Trust,
                     5.51%-5.5963%, 8/15/00-2/15/05;
                     $3,500,000 in Caterpillar Financial
                     Asset Trust, 6.16%, 9/25/03; $1,500,000
                     in Chase Credit Card Manhattan Auto
                     Owner Trust, 5.662%, 9/15/04; $4,907,000
                     in Chase Manhattan RV Owner Trust,
                     5.80%, 2/17/03; $17,100,000 in Chase
                     Manhattan RV Owner Trust, 6.37%,
                     3/15/10; $25,800,000 in CIT RV Trust,
                     6.25%, 11/15/08; $16,500,000 in Discover
                     Card Master Trust I, 5.5163%-6.55%,
                     8/15/00- 9/16/04; $6,500,000 in First
                     Chicago Master Trust II,
                     5.5362%-5.5563%, 4/15/03-6/15/05;
                     $10,350,000 in First USA Credit Card
                     Master Trust, 5.5088%, 4/18/04;
                     $61,540,000 in Fleet Credit Card Master
                     Trust, 5.4463%, 1/15/01; $1,950,000 in
                     LOOP Funding Master Trust I, 5.67%,
                     12/26/06; $6,700,000 in MBNA Master
                     Trust Credit Trust, 6.35%, 12/15/06;
                     $4,000,000 in NationsBank Credit Card
                     Master Trust, 5.29%, 2/15/06; $3,000,000
                     in Nellie Mae, Inc., 5.58%, 12/15/04;
                     $6,000,000 in People's Bank Credit Card
                     Master Trust, 5.5563%, 11/15/04;
                     $5,000,000 in Prime Credit Card Master
                     Trust, 6.70%, 7/15/04; $6,000,000 in
                     Providian Master Trust, 5.4962%,
                     5/15/06; $16,780,000 in Standard Credit
                     Card Master Trust, 5.95%-8.25%,
                     9/7/03-11/7/03; with respective values
                     of $21,230, $7,499,559, $3,090,190,
                     $1,502,889, $4,838,641, $17,121,888,
                     $25,612,331, $16,497,694, $6,494,350,
                     $10,345,135, $61,421,536, $1,903,063,
                     $6,518,798, $3,995,280, $3,002,070,
                     $6,003,600, $5,002,565, $5,992,680 and
                     $17,136,501 ..........................          200,000,000

Repurchase Agreements - (continued)
$ 85,100,000       Deutsche Bank Securities, Inc.,
                     5.425% dated 10/29/99, maturing 11/1/99,
                     to be repurchased at $85,138,472
                     collateralized by $21,248,815 in Fannie
                     Mae, 5.75%-7.00%, 8/25/07-1/25/29;
                     $92,262,800 in Freddie Mac, 0%-6.7312%,
                     3/15/14-4/1/29; with respective values
                     of $16,844,656 and $69,957,345 .......       $   85,100,000
 360,000,000       Deutsche Bank Securities, Inc.,
                     5.475% dated 10/29/99, maturing 11/1/99,
                     to be repurchased at $360,164,250
                     collateralized by $196,908,000 by Asset
                     Securitization Corp., 1.03%, 4/14/27;
                     $9,140,468 in Brazos Student Loan
                     Finance Corp., 5.48%, 6/1/04;
                     $237,874,263 in Commercial Mortgage
                     Acceptance Corp., 0.90%, 12/15/30;
                     $251,807,500 in Commercial Mortgage
                     Pass-Through Certificates, 0%, 5/17/32;
                     $7,569,430 in Discover Card Master Trust
                     I, 5.6162%, 9/15/02; $117,700,000 in
                     First Union-Lehman Brothers Commercial
                     Mortgage, 1.38%, 11/18/27; $10,000,000
                     in Fremont Small Business Loan Master
                     Trust, 5.6363%, 4/15/04; $32,951,000 in
                     GE Capital Services, Inc., 8.5837%,
                     2/25/28, $256,315,283 in Global
                     Franchise Trust, 1.839%-6.349%,
                     4/10/04-6/10/18; $1,362,662,499 in GMAC
                     Commercial Mortgage Securities, Inc.,
                     0.38%-6.945%, 5/15/09-5/15/35;
                     $10,000,000 in Johnson & Johnson
                     debentures, 8.72%, 11/1/24; $386,160,000
                     in Merrill Lynch Mortgage Investors,
                     Inc., 1.34%, 12/26/25; $290,000,000 in
                     Morgan Stanley Capital I, 0.83%,
                     7/15/32; $209,056,317 in NationsLink
                     Funding Corp., 0.74%, 12/20/18;
                     $15,000,000 in Nellie Mae, Inc., 5.67%,
                     12/15/18; $34,510,000 in Residential
                     Funding Mortgage Securities I, 8.79%,
                     3/25/28; $38,450,000 in Sallie Mae
                     Trust, 5.349%-5.50%, 10/25/05- 7/27/09;
                     $16,939,000 in Westam Mortgage Financial
                     Corp., 0%, 7/26/18; with respective
                     values of $11,960,181, $9,140,468,
                     $11,863,775, $8,772,891, $7,570,898,
                     $8,816,641, $10,000,000, $28,747,174,
                     $29,825,205, $104,859,809, $11,417,941,
                     $21,156,157, $12,951,700, $10,751,375,
                     $14,547,600, $29,558,505, $24,529,191
                     and $10,731,486 ......................          360,000,000
 360,000,000      NationsBank Corp.,
                     5.47% dated 10/29/99, maturing 11/1/99,
                     to be repurchased at $360,164,100
                     collateralized by $3,340,000 in Amresco
                     Residential Securities Mortgage Loan
                     Trust, 6.245%, 4/25/22; $144,606,000 in
                     Bank of America Mortgage Securities,
                     0%-6.75%, 7/25/14-9/25/29; $1,595,000 in
                     Centex Home Equity, 6.04%, 6/25/30;

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 1999  23

Janus | Money Market Fund

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Repurchase Agreements - (continued)
                     $1,806,000 in Contimortgage Home Equity
                     Loan Trust, 5.5663%, 5/15/13; $3,458,175
                     in Countrywide Asset-Backed
                     Certificates, 5.56%, 5/25/29;
                     $14,683,000 in Countrywide Mortgage
                     Backed Securities, Inc., 6.50%, 1/25/24;
                     $500,000 in Delta Funding Home Equity
                     Loan Trust, 5.95%, 10/15/12; $28,520,000
                     in DLJ Commercial Mortgage Corp., 0%,
                     2/15/08; $8,582,000 in EQCC Home Equity
                     Loan Trust, 5.6363%-7.067%,
                     6/25/11-7/20/28; $5,000,000 in First
                     Union Commercial Mortgage Trust, 6.07%,
                     10/15/35; $38,206,000 in First Union
                     Residential Securitization Trust, 6.90%,
                     4/25/25; $3,321,000 in GE Capital
                     Mortgage Services, Inc., 10.00%,
                     12/25/23; $22,462,000 in GMAC Commercial
                     Mortgage Securities, Inc., 6.42%,
                     5/15/35; $500,000 in Green Tree Home
                     Improvement Loan Trust, 5.96%, 8/15/29;
                     Independent National Mortgage Corp.,
                     5.6087%, 10/25/28; $3,000,000 in
                     Metropolitan Asset Funding, Inc.,
                     6.382%, 4/20/13; $40,231,000 in Morgan
                     Stanley Capital I, 6.25%-6.54%,
                     3/15/30-11/15/30; $8,966,000 in Mortgage
                     Capital Funding, Inc., 1.366%-6.66%,
                     11/20/27; $22,511,532 in NationsLink
                     Funding Corp., 6.096%- 7.515%,
                     12/10/01-8/20/30; $114,593,000 in
                     Residential Asset Securitization Trust,
                     6.75%-7.25%, 11/25/27-8/25/28;
                     $2,864,000 in The Money Store Home
                     Equity Trust, 6.945%-7.69%, 8/15/20-
                     1/15/39; with respective values of
                     $3,324,449, $132,351,326, $1,566,167,
                     $651,684, $3,223,257, $13,912,113,
                     $491,239, $26,623,420, $3,720,995,
                     $4,596,294, $18,138,915, $2,275,117,
                     $20,979,845, $493,400, $653,314,
                     $2,980,260, $37,059,095, $5,630,780,
                     $22,016,611, $63,678,894, $2,832,822 .       $  360,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $1,005,100,000) .........        1,005,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $6,871,407,577) - 100.5% ....        6,871,407,577
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.5%)     (34,600,086)
--------------------------------------------------------------------------------
Net Assets - 100% .........................................       $6,836,807,491
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

24  Janus Income Funds / October 31, 1999

                                            Janus | Government Money Market Fund

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
U.S. Government Agency Notes - 19.3%
                   Fannie Mae:
$ 10,000,000         5.625%, 1/21/00 ......................       $    9,873,438
   5,000,000         5.41%, 2/7/00 ........................            4,926,364
   5,000,000         4.72%, 2/8/00 ........................            4,935,100
  10,000,000         5.45%, 3/1/00 ........................            9,816,819
   5,000,000         5.10%, 3/16/00 .......................            5,000,000
  15,000,000         5.10%, 5/19/00 .......................           14,989,918
   5,000,000         5.11%, 5/22/00 .......................            4,999,723
   5,000,000         5.50%, 7/3/00 ........................            4,812,847
  10,000,000         5.40%-5.485%, 7/7/00 .................            9,623,560
                   Federal Farm Credit Bank:
   5,740,000         4.75%, 2/22/00 .......................            5,654,418
   5,000,000         4.81%, 5/9/00 ........................            4,873,070
                   Federal Home Loan Bank System:
   5,000,000         4.79%, 2/17/00 .......................            4,928,150
   5,000,000         4.95%, 2/24/00 .......................            4,995,615
   6,140,000         5.05%, 2/25/00 .......................            6,140,000
  10,000,000         5.10%, 3/3/00 ........................            9,997,781
  10,000,000         5.16%, 3/8/00 ........................            9,999,661
   5,000,000         5.52%, 3/22/00 .......................            4,891,133
   5,000,000         4.785%, 3/30/00 ......................            4,900,313
   5,000,000         5.62%, 4/26/00 .......................            4,861,842
                   Freddie Mac:
   3,419,000         5.05%, 12/30/99 ......................            3,390,703
   5,000,000         5.24%, 1/18/00 .......................            4,943,233
   5,000,000         5.51%, 1/28/00 .......................            4,932,656
   5,000,000         5.44%, 2/18/00 .......................            4,917,645
   8,157,000         5.47%, 2/24/00 .......................            8,014,468
  10,000,000         5.03%, 5/25/00 .......................            9,712,172
  10,000,000         5.22%, 6/2/00 ........................            9,689,700
   5,000,000         5.13%, 6/6/00 ........................            4,844,675
   5,000,000         5.22%, 6/8/00 ........................            4,840,500
   5,000,000         5.29%, 6/13/00 .......................            4,834,688
  10,000,000         5.218%-5.285%, 6/15/00 ...............            9,668,864
  10,000,000         5.45%, 7/11/00 .......................            9,616,986
   5,000,000         5.38%, 7/13/00 .......................            4,809,458
   5,000,000         5.46%, 8/4/00 ........................            4,789,942
                   Sallie Mae
   8,000,000         4.95%, 5/18/00 .......................            7,781,100
--------------------------------------------------------------------------------
Total U.S. Government Agency Notes
  (amortized cost $227,006,542) ...........................          227,006,542
--------------------------------------------------------------------------------
U.S. Government Agency Variable Notes - 22.2%
                   Fannie Mae:
$ 10,000,000         5.23375%, 6/23/00 ....................       $    9,996,148
  10,000,000         5.675%, 7/21/00 ......................            9,997,844
  10,000,000         5.2175%, 8/2/00 ......................            9,994,928
  10,000,000         5.18375%, 8/4/00 .....................            9,995,459
  10,000,000         5.2175%, 8/4/00 ......................            9,994,513
  10,000,000         5.1875%, 8/9/00 ......................            9,992,773
  10,000,000         5.37%, 8/9/00 ........................            9,996,148
                   Federal Farm Credit Bank:
  20,000,000         5.35%, 12/28/99 ......................           20,000,000
  10,000,000         5.31%, 6/22/00 .......................            9,997,492
  10,000,000         5.385%, 9/15/00 ......................            9,997,871
                   Federal Home Loan Bank System:
  10,000,000         5.32%, 1/19/00 .......................            9,999,363
  15,000,000         5.30%, 4/5/00 ........................           14,996,867
   5,000,000         5.605%, 4/7/00 .......................            4,999,154
   5,000,000         5.655%, 4/24/00 ......................            4,999,303
   5,000,000         5.685%, 4/28/00 ......................            4,999,022
  10,000,000         5.31%, 6/21/00 .......................            9,997,503
  10,000,000         5.267%, 9/21/00 ......................            9,997,377
   5,000,000         5.25875%, 9/28/00 ....................            4,997,324
  10,000,000         5.25%, 10/4/00 .......................            9,995,897
  15,000,000         5.924%, 10/4/00 ......................           14,990,474
  15,000,000         5.38%, 10/10/00 ......................           14,991,598
  10,000,000         5.209%, 10/25/00 .....................            9,988,396
                   Freddie Mac:
  15,000,000         5.2125%, 5/18/00 .....................           14,993,475
   5,000,000         5.645%, 7/14/00 ......................            4,998,251
                   Sallie Mae:
   5,000,000         5.795%, 2/14/00 ......................            4,999,155
  10,000,000         5.795%, 8/4/00 .......................            9,991,475
--------------------------------------------------------------------------------
Total U.S. Government Agency Variable Notes
  (amortized cost $259,897,810) ...........................          259,897,810
--------------------------------------------------------------------------------
U.S. Government Guarantee Notes and Loans - 15.9%
                   Washington Aircraft Hire
                     (Export-Import Bank of the United States)
 186,601,976         5.34%, 11/5/99 (cost $186,601,976) ...          186,601,976
--------------------------------------------------------------------------------
U.S. Government Guarantee Variable Notes and Loans - 2.1%
                   Army and Air Force Exchange
  25,000,000         5.51125%, 9/1/00+ (cost $25,000,000) .           25,000,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 1999  25

Janus | Government Money Market Fund

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Repurchase Agreements - 40.4%
$107,800,000       ABN AMRO Securities, Inc., 5.28%,
                     dated 10/29/99, maturing 11/1/99, to be
                     repurchased at $107,847,432
                     collateralized by $44,689,211 in Fannie
                     Mae, 6.188%-7.50%, 11/25/08-8/25/29;
                     $68,523,047 in Freddie Mac, 6.25%-
                     7.028%, 12/1/18-10/1/29; $7,989,000 in
                     U.S. Treasury Bills, 4.37%, 12/2/99;
                     with respective values of $40,281,680,
                     $61,718,320 and $7,956,557 ...........       $  107,800,000
 150,000,000       Credit Suisse First Boston, Inc., 5.425%,
                     dated 10/29/99, maturing 11/1/99, to be
                     repurchased at $150,067,813
                     collateralized by $19,822,959 in Fannie
                     Mae, 6.00%-8.00%, 10/25/26-10/25/29;
                     $122,870,513 in Freddie Mac, 6.00%-
                     8.00%, 2/15/14-10/17/29; $88,850,820 in
                     Ginnie Mae, 5.9075%-7.00%,
                     10/16/21-5/20/28; with respective values
                     of $14,253,567, $56,852,888 and
                     $83,416,655 ..........................          150,000,000
 215,900,000       Deutsche Bank Securities, Inc., 5.425%
                     dated 10/29/99, maturing 11/1/99, to be
                     repurchased at $215,997,605
                     collateralized by $53,908,569 in Fannie
                     Mae, 5.75%-7.00%, 8/25/07-1/25/29;
                     $234,072,133 in Freddie Mac, 0%-6.7312%,
                     3/15/14-4/1/29; with respective values
                     of $42,735,149 and $177,482,852 ......          215,900,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $473,700,000) ...........          473,700,000
--------------------------------------------------------------------------------
Total Investments (cost $1,172,206,328) - 99.9% ...........        1,172,206,328
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%          1,229,030
--------------------------------------------------------------------------------
Net Assets - 100% .........................................       $1,173,435,358
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

26  Janus Income Funds / October 31, 1999

                                            Janus | Tax-Exempt Money Market Fund

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Municipal Securities - 99.5%
Alabama - 1.9%
$  4,600,000       Columbia Industrial Development Board
                     Pollution Control Revenue, (Alabama
                     Power Co. Project), Series A, Variable
                     Rate, 3.60%, 6/1/22 ..................       $    4,600,000
     800,000       North Alabama Environmental
                     Improvement Authority Pollution Control
                     Revenue, (Reynolds Metals), Variable Rate,
                     3.65%, 12/1/00 .......................              800,000

                                                                       5,400,000
Arizona - 2.3%
   1,000,000       Pinal County Industrial Development
                     Authority Hospital Revenue, (Casa
                     Grande Regional Medical Center),
                     Variable Rate, 3.60%, 12/1/22 ........            1,000,000
   5,487,000       Tucson Industrial Development Authority
                     Multifamily Revenue, (Freedom Park
                     Apartment Project), Variable Rate,
                     5.10%, 12/1/07 .......................            5,487,000

                                                                       6,487,000
Arkansas - 0.8%
   2,300,000       Fayetteville Public Facilities Board Revenue,
                     (Butterfield Trail Village), Variable Rate,
                     3.50%, 9/1/27 ........................            2,300,000

California - 2.1%
                   Los Angeles Regional Airports Improvement
                     Corp. Lease Revenue, (American
                     Airlines - L.A. International):
     200,000         Series A, Variable Rate, 3.65%, 12/1/24             200,000
     500,000         Series B, Variable Rate, 3.65%, 12/1/24             500,000
     500,000         Series C, Variable Rate, 3.65%, 12/1/24             500,000
   1,300,000         Series E, Variable Rate, 3.65%, 12/1/24           1,300,000
     100,000         Series G, Variable Rate, 3.65%, 12/1/24             100,000
   3,600,000         Series 2, Variable Rate, 3.65%, 12/1/25           3,600,000

                                                                       6,200,000
Colorado - 5.2%
   1,585,000       Aurora Centretech Metropolitan District,
                     Series A, Variable Rate, 3.40%, 12/1/28           1,585,000
   2,430,000       Centennial Downs Metropolitan District,
                     Variable Rate, 3.60%, 12/1/18 ........            2,430,000
   7,425,000       Denver City and County Multi-Family
                     Housing Revenue, (Ogden Residences
                     Project), Variable Rate, 3.60%, 12/1/09           7,425,000
   1,000,000       Dove Valley Metropolitan District Arapahoe
                     County, Series B, 3.95%, 11/1/25 .....            1,000,000
   1,000,000       Interstate South Metropolitan District,
                     Series B, 3.95%, 11/1/14 .............            1,000,000
   1,555,000       Stapleton Business Center Metropolitan
                     District, 3.35%, 12/1/17 .............            1,555,000

                                                                      14,995,000
Florida - 4.1%
   5,000,000       Gulf Breeze Healthcare Facilities Revenue,
                     (Heritage Healthcare Project), Variable
                     Rate, 3.62%, 1/1/24+ .................            5,000,000
   5,000,000       Palm Beach County Educational Facilities
                     Authority Revenue, (Atlantic College
                     Project), Variable Rate, 3.65%, 12/1/12           5,000,000
   1,800,000       St. Johns County Housing Finance
                     Authority Housing Revenue, (Multifamily),
                     Variable Rate, 3.45%, 2/15/28 ........            1,800,000

                                                                      11,800,000
Georgia - 3.6%
$    400,000       Burke County Development Authority
                     Pollution Control Revenue, (Georgia
                     Power Company Plant Vogtle), Variable
                     Rate, 3.50%, 7/1/24 ..................       $      400,000
   3,800,000       Gwinnett County Hospital Authority
                     Revenue Anticipation Certificates,
                     (Gwinnett Hospital System Income
                     Project), Series B, Variable Rate,
                     3.50%, 9/1/27 ........................            3,800,000
   5,000,000       South Georgia Hospital Authority Revenue,
                     (Georgia Alliance Community Hospitals),
                      Series A, Variable Rate, 3.60%, 4/1/29           5,000,000
   1,000,000       Whitfield County Residential Care Facility
                     for the Elderly Authority, (Royal Oaks
                     Senior Living Community), Variable Rate,
                     3.60%, 11/1/25 .......................            1,000,000

                                                                      10,200,000
Hawaii - 0.8%
   2,100,000       Hawaii, Series BS, 7.125%, 9/1/10 ......            2,179,331

Illinois - 12.9%
   1,485,000       Chicago, (Emergency Telephone System),
                     4.50%, 1/1/00 ........................            1,487,885
   2,600,000       Chicago Metropolitan Water Reclamation
                     District - Greater Chicago, 4.70%, 12/1/99        2,603,441
   5,500,000       Chicago Tax Increment, Series B, Variable
                     Rate, 3.60%, 12/1/14 .................            5,500,000
   1,395,000       Cook County Illinois School District
                     (No. 069) Skokie, 3.15%, 12/1/99 .....            1,395,000
   1,000,000         Du Page Water Commission, 5.85%, 3/1/00           1,008,712
   1,000,000         Illinois, 5.375%, 5/1/00 .............            1,009,325
   5,000,000       Illinois Development Finance Authority
                     Revenue, (Local Government Financing
                     Program), Series B, Variable Rate,
                     3.60%, 9/1/29 ........................            5,000,000
                   Illinois Health Facilities Authority Revenue,
                     (Swedish Covenant Hospital Project):
   8,900,000         Variable Rate, 3.55%, 8/1/25 .........            8,900,000
   4,600,000         Series A, Variable Rate, 3.55%, 8/15/29           4,600,000
   2,955,000       Lombard Multifamily Housing (Clover
                     Creek), 3.55%, 12/15/06 ..............            2,955,000
   2,400,000       Northlake Economic Development Revenue,
                     (Dominick's Foods), Subseries B, Variable
                     Rate, 3.80%, 1/1/02 ..................            2,400,000

                                                                      36,859,363
Indiana - 1.7%
   1,000,000       Indiana State University Revenue Building 3,
                     (Student Fee), Series E, 7.375%, 10/1/10          1,037,041
   1,000,000       Logansport Economic Development Revenue,
                     (Modine Manufacturing Co.), Variable
                     Rate, 3.55%, 1/1/08 ..................            1,000,000
   2,780,000       Winchester Revenue, (Hoosier Care II, Inc.),
                     10.375%, 6/1/20 ......................            2,960,948

                                                                       4,997,989
Iowa - 4.4%
                   Buffalo Pollution Control Revenue,
                     (LaFarge Corp. Project):
   2,700,000         Series A, Variable Rate, 3.85%, 10/1/00           2,700,000
   1,250,000         Series B, Variable Rate, 3.85%, 10/1/10           1,250,000
   8,670,000       Iowa Higher Education Loan Authority
                     Revenue, (Palmer Chiropractic), Variable
                     Rate, 3.60%, 4/1/27 ..................            8,670,000

                                                                      12,620,000

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 1999  27

Janus | Tax-Exempt Money Market Fund

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Kansas - 1.4%
$    600,000       Kansas Development Finance Authority
                     Health Facilities Revenue, (Stormont-Vail
                     HealthCare, Inc.), Series M, Variable Rate,
                     3.55%, 11/15/23 ......................       $      600,000
   3,400,000       Wichita Revenue, (CSJ Health System of
                     Wichita), Variable Rate, 4.00%, 10/1/11           3,400,000

                                                                       4,000,000
Kentucky - 0.4%
   1,100,000       Kentucky Economic Development Finance
                     Authority Hospital Facilities Revenue,
                     (Health Alliance), Series C, Variable Rate,
                     3.45%, 1/1/22 ........................            1,100,000

Louisiana - 3.1%
   1,050,000       Ascension Parish Pollution Control Revenue,
                     (Borden, Inc. Project), Variable Rate,
                     3.50%, 12/1/09 .......................            1,050,000
   5,300,000       Louisiana Public Facilities Authority
                     Revenue, (River View), Variable Rate,
                     3.60%, 7/1/27 ........................            5,300,000
   1,800,000       Oucahita Parish Industrial Development
                     Revenue, (McRae's, Inc. Project),
                     Variable Rate, 4.10%, 7/1/04 .........            1,800,000
     800,000       South Louisiana Port Community Port
                     Revenue, (Occidental Petroleum),
                     Variable Rate, 3.50%, 7/1/18 .........              800,000

                                                                       8,950,000
Maryland - 1.0%
   3,000,000       Montgomery County Housing Opportunities
                     Common Housing Revenue, Series A,
                     Variable Rate, 3.50%, 7/15/07 ........            3,000,000

Massachusetts - 0.7%
   2,000,000       Massachusetts Water Reservoir Authority,
                     Series A, 7.50%, 4/1/00 ..............            2,075,099

Michigan - 2.2%
   6,300,000       Holland Economic Development Corp.,
                     (Thrifty Holland, Inc.), Variable Rate,
                     4.20%, 3/1/13 ........................            6,300,000

Minnesota - 4.3%
   3,800,000       Cohasset Revenue, (Minnesota Power and
                     Light Co. Project), Series B, Variable Rate,
                     3.50%, 6/1/13 ........................            3,800,000
   4,100,000       Golden Valley Industrial Development
                     Revenue, (Unicare Homes, Inc. Project),
                     Variable Rate, 3.50%, 9/1/14 .........            4,100,000
   1,000,000       Minnesota Rural Water Finance Corp.,
                     (Public Projects Construction Notes),
                     4.25%, 9/1/00 ........................            1,002,381
     600,000       New Brighton Industrial Development
                     Revenue, (Unicare Homes, Inc. Project),
                     Variable Rate, 3.50%, 12/1/14 ........              600,000
   2,900,000       Robbinsdale Industrial Development
                     Revenue, (Unicare Homes, Inc. Project),
                     Variable Rate, 3.50%, 10/1/14 ........            2,900,000

                                                                      12,402,381
Mississippi - 2.9%
     500,000       Jackson, Series A, 5.20%, 5/1/00 .......              504,601
     835,000       Mississippi Board of Trustees of
                     Institutions of Higher Learning,
                     Series A, 3.15%, 1/15/00+ ............              835,000
   7,000,000       Mississippi Business Finance Corp.
                     Revenue, (Mississippi College Project),
                     Series B, Variable Rate, 3.60%, 2/1/09            7,000,000

                                                                       8,339,601
Missouri - 3.0%
$  1,900,000       Kansas City Industrial Development
                     Authority Revenue, (Ewing Marion
                     Kauffman), Series A, Variable Rate,
                     3.55%, 4/1/27 ........................       $    1,900,000
   3,250,000       Missouri Health and Educational Facilities
                     Authority School District Advance
                     Funding Project, (Jasper County School
                     District), Series G, 4.25%, 9/19/00 ..            3,263,754
   1,300,000       Missouri State Health and Educational
                     Facilities Authority Revenue, (The
                     Washington University), Variable Rate,
                     Series C, 3.55%, 9/1/30 ..............            1,300,000
   2,130,000       St. Louis, (Public Safety), 4.00%, 2/15/00          2,133,030

                                                                       8,596,784
Nebraska - 0.4%
   1,205,000       Lancaster County, 4.00%, 11/15/00 ......            1,207,387

Nevada - 0.8%
   1,000,000       Las Vegas, (Clark County Library District),
                     Series A, 6.35%, 6/1/00 ..............            1,016,139
   1,300,000       Reno Hospital Revenue, (St. Mary's Regional
                     Medical Center), Series B, Variable Rate,
                     3.65%, 5/15/23 .......................            1,300,000

                                                                       2,316,139
New Mexico - 0.9%
   2,695,000       New Mexico Highway Community Tax
                     Revenue, Series B, 4.25%, 6/15/00 ....            2,705,868

New York - 2.6%
   1,050,000       Long Island Power Authority Electric
                     System Revenue, Series 6, Variable Rate,
                     3.65%, 5/1/33 ........................            1,050,000

   6,300,000       New York State Dormitory Authority
                     Revenue, (St. Francis Center at the
                     Knolls), Variable Rate, 3.70%, 7/1/23             6,300,000

                                                                       7,350,000
North Carolina - 0.3%
     900,000       Wake County Industrial Facilities and
                     Pollution Control Financing Authority
                     Revenue, (Carolina Power and Light Co.
                     Project), Series A, Variable Rate, 3.60%,
                     6/15/14 ..............................              900,000

North Dakota - 0.5%
     300,000       Grand Forks Health Care Facilities
                     Revenue, (United Hospital Obligation
                     Group Project), Series A, Variable Rate,
                     3.65%, 12/1/25 .......................              300,000
   1,000,000       Grand Forks Hospital Facilities Revenue,
                     (United Hospital Obligation Group
                     Project), Variable Rate, 3.65%, 12/1/16           1,000,000

                                                                       1,300,000
Ohio - 3.3%
   1,000,000       Champaign County Industrial Development
                     Revenue, (Allied-Signal, Inc.), Variable
                     Rate, 3.60%, 11/1/07 .................            1,000,000
   2,000,000       Clinton County Hospital Revenue, (Ohio
                     Hospital Capital, Inc.), Variable Rate,
                     3.60%, 6/1/28 ........................            2,000,000
   1,600,000       Hamilton County Health Systems Revenue,
                     (Franciscan Sisters of the Poor), Series A,
                     Variable Rate, 3.75%, 3/1/17 .........            1,600,000
   3,750,000       Indian Hill Economic Development Revenue,
                     (Cincinnati Country Day School),
                     Variable Rate, 3.50%, 5/1/19 .........            3,750,000
   1,000,000       Marysville Exempt Village School District,
                     (Bond Anticipation Notes), 3.61%, 6/1/00          1,001,744

                                                                       9,351,744

See Notes to Schedules of Investments.

28  Janus Income Funds / October 31, 1999

SCHEDULE OF INVESTMENTS

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Oklahoma - 0.3%
$    800,000       Oklahoma City Industrial and Cultural
                     Facilities Trust Revenue, (Oklahoma
                     Christian College), Variable Rate, 3.80%,
                     7/1/15 ...............................       $      800,000
Oregon - 0.1%
     400,000       Port of Portland Pollution Control, (Reynolds
                     Metals), Variable Rate, 3.65%, 12/1/09              400,000

Pennsylvania - 4.5%
   1,000,000       Allegheny County Hospital Development
                     Authority Revenue, (South Hills Health
                     System), Variable Rate, 3.15%, 4/1/08             1,000,000
   5,785,000       Dauphin County General Authority, (Allied
                     Health Pooled Financing Program),
                     Series B, Variable Rate, 3.60%, 10/1/27           5,785,000
   2,900,000       Pennsylvania Higher Educational Facilities
                     Authority Revenue, (CICU Financing
                     Program), Series B2, 3.80%, 11/1/17 ..            2,900,000
   1,800,000       South Fork Municipal Authority Hospital
                     Revenue, (Conemaugh Health System),
                     Series A, Variable Rate, 3.65%, 7/1/28            1,800,000
   1,300,000       Venango Industrial Development Authority,
                     (Pennzoil Co. Project), Variable Rate,
                     3.80%, 12/1/12 .......................            1,300,000

                                                                      12,785,000
South Carolina - 0.3%
     800,000       South Carolina Educational Facilities
                     Authority For Private Nonprofit
                     Institutions, (Furman University Project),
                     Series B, Variable Rate, 3.50%, 10/1/26             800,000
Tennessee - 1.1%
     200,000       Hamilton County Industrial Development
                     Board Industrial Development Revenue,
                     (Komatsu America Manufacturing Project),
                     Variable Rate, 5.45%, 11/1/05 ........              200,000
                   Metropolitan Nashville Airport Authority
                     Special Facilities Revenue, (American
                     Airlines Project):
     400,000         Series A, Variable Rate, 3.65%, 10/1/12             400,000
     410,000         Series B, Variable Rate, 3.65%, 10/1/12             410,000
   2,000,000       Signal Mountain Health Education, (Alexian
                     Village), Variable Rate, 3.30%, 1/1/28            2,000,000

                                                                       3,010,000
Texas - 9.9%
                   Grapevine Industrial Development Corp.
                     Revenue, (American Airlines):
     200,000         Series A-1, Variable Rate, 3.65%, 12/1/24           200,000
     300,000         Series A-2, Variable Rate, 3.65%, 12/1/24           300,000
   1,100,000         Series A-3, Variable Rate, 3.65%, 12/1/24         1,100,000
     700,000         Series A-4, Variable Rate, 3.65%, 12/1/24           700,000
     500,000         Series B-1, Variable Rate, 3.65%, 12/1/24           500,000
     400,000         Series B-2, Variable Rate, 4.25%, 12/1/24           400,000
     700,000         Series B-3, Variable Rate, 3.65%, 12/1/24           700,000
     300,000       Harris County Health Facilities Development
                     Corp. Revenue, (St. Luke's Episcopal
                     Hospital), Series B, Variable Rate,
                     3.65%, 2/15/27 .......................              300,000

   8,700,000       Harris County Industrial Development Corp.
                     Revenue, (Baytank Houston, Inc. Project),
                     Variable Rate, 3.40%, 2/1/20 .........            8,700,000
                   Lone Star Airport Improvement Authority:
     700,000         Series A-2, Variable Rate, 3.65%, 12/1/14           700,000
     200,000         Series A-4, Variable Rate, 3.65%, 12/1/14           200,000
     300,000         Series B-2, Variable Rate, 3.65%, 12/1/14           300,000
     400,000         Series B-3, Variable Rate, 3.65%, 12/1/14           400,000
   1,700,000       Lower Neches Valley Authority, (Neches
                     River Treatment Project), Variable Rate,
                     3.50%, 2/1/04 ........................            1,700,000

Texas - (continued)
$    700,000       North Central Health Facility Development
                     Corp. Revenue, (Presbyterian Medical
                     Center), Series D, Variable Rate, 3.65%,
                     12/1/15 ..............................       $      700,000
   2,915,000       San Antonio Independent School District,
                     4.00%, 8/15/00 .......................            2,920,695
   1,000,000       San Antonio Water Revenue,
                     zero coupon, 5/1/01 ..................              959,426
   3,000,000       Texas, (Tax and Revenue Anticipation
                     Notes), Series A, 4.50%, 8/31/00 .....            3,019,264
   3,440,000       Texas University System, (Constitutional
                     Appropriation), 4.50%, 8/15/00 .......            3,466,228
   1,000,000       Trinity River Authority Pollution Control
                     Revenue, (LaFarge Corp. Project), Variable
                     Rate, 3.65%, 6/1/02 ..................            1,000,000

                                                                      28,265,613
Utah - 0.2%
     630,000       Springville Electric Revenue Refunding,
                     3.20%, 3/1/00 ........................              630,000

Virginia - 3.1%
                   Suffolk Redevelopment and Housing
                     Authority Multi-Family Housing Revenue:
   4,133,000         (Rental-Windsor Fieldstone),
                     Variable Rate, 4.10%, 12/1/07 ........            4,133,000
   4,778,000         (Rental-Windsor Potomac),
                     Variable Rate, 4.10%, 12/1/07 ........            4,778,000

                                                                       8,911,000

Washington - 10.2%
   1,000,000       King County School District (No. 412)
                     Shoreline Refunding, 4.50%, 12/1/99 ..            1,001,163
                   Washington Housing Finance Commission:
   1,400,000         Multifamily Mortgage Revenue,
                     (Mills Plain Crossing Project), Variable
                     Rate, 4.05%, 1/1/10 ..................            1,400,000
                     Nonprofit Housing Revenue:
   7,300,000         (Emerald Heights Project),
                     Variable Rate, 3.55%, 1/1/21 .........            7,300,000
   3,050,000         (Golden Sands Project), Variable
                     Rate, 3.45%, 7/1/29 ..................            3,050,000
  11,645,000         (Panorama City Project), Variable Rate,
                     3.70%, 1/1/27 ........................           11,645,000
   1,055,000         (YMCA Greater Seattle), Variable Rate,
                     3.55%, 7/1/11 ........................            1,055,000
   2,000,000       Washington Public Power Supply System
                     Nuclear Project (No. 3) Revenue, Series B,
                     7.25%, 7/1/15 ........................            2,052,625
   1,810,000       Washington State Health Care Facilities
                     Authority Revenue, (Virginia Mason
                     Medical Center), Series B, Variable Rate,
                     3.45%, 2/15/27 .......................            1,810,000

                                                                      29,313,788
Wisconsin - 2.2%
   2,600,000       Brown Deer School District, (Tax and
                     Revenue Anticipation Prommisory Notes),
                     4.05%, 10/27/00 ......................            2,603,696
   2,750,000       Rhinelander School District, (Tax and
                     Revenue Anticipation Promissory Notes),
                     4.10%, 9/28/00 .......................            2,757,203
   1,000,000       Wisconsin Health and Educational Facilities
                     Authority Revenue, (Riverview Hospital
                     Association), Series B, Variable Rate,
                     3.60%, 10/1/26 .......................            1,000,000

                                                                       6,360,899
--------------------------------------------------------------------------------
Total Investments (total cost $285,209,986) - 99.5% .......          285,209,986
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.5%          1,352,167
--------------------------------------------------------------------------------
Net Assets - 100% .........................................       $  286,562,153
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                       Janus Income Funds / October 31, 1999  29

Statements of | Operations - Bond Funds

                                                                                                   Janus        Janus
                                                                       Janus         Janus        Federal     Short-Term
For the fiscal year ended October 31, 1999                        Flexible Income  High-Yield    Tax-Exempt      Bond
(all numbers in thousands)                                              Fund          Fund          Fund         Fund
------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                           $   91,844    $   28,016    $    5,567   $    8,482
  Dividends                                                               1,138           100            --           --
------------------------------------------------------------------------------------------------------------------------
                                                                         92,982        28,116         5,567        8,482
------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           7,264         2,218           614          883
  Transfer agent fees and expenses                                        2,379           590           211          296
  Registration fees                                                         261            96            99           97
  Postage and mailing expenses                                               85            31            11           18
  Custodian fees                                                            132            53            35           36
  Printing expenses                                                         159            46            20           39
  Audit fees                                                                 17            34            19           11
  Trustees' fees and expenses                                                 4             8             5            3
  Other expenses                                                             40            24            16           19
------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                           10,341         3,100         1,030        1,402
------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (148)          (58)          (12)         (14)
------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                             10,193         3,042         1,018        1,388
------------------------------------------------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                           --           (76)         (352)        (505)
------------------------------------------------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                 10,193         2,966           666          883
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                    82,789        25,150         4,901        7,599
------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 (30,419)      (16,855)       (1,401)      (1,416)
  Net realized gain/(loss) from foreign currency transactions               (91)           (2)           --           --
  Net realized gain/(loss) from futures and/or options contracts          5,363            --           (54)          32
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency                                 (40,980)       11,471        (7,923)      (2,037)
------------------------------------------------------------------------------------------------------------------------
Net Gain/(Loss) on Investments                                          (66,127)       (5,386)       (9,378)      (3,421)
------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                 $   16,662    $   19,764    $   (4,477)  $    4,178
------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

30  Janus Income Funds / October 31, 1999

                               Statements of | Assets & Liabilities - Bond Funds

                                                                             Janus           Janus
As of October 31, 1999                       Janus           Janus          Federal        Short-Term
(all numbers in thousands except         Flexible Income   High-Yield      Tax-Exempt         Bond
net asset value per share)                    Fund            Fund            Fund            Fund
------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                       $  1,284,795    $    269,025    $     99,910    $    137,466
------------------------------------------------------------------------------------------------------
Investments at value                      $  1,259,779    $    258,534    $     94,187    $    135,823
------------------------------------------------------------------------------------------------------
  Cash                                             220           1,161              --              84
  Receivables:
    Investments sold                            16,028           4,839             960           4,189
    Fund shares sold                             2,103             947             248           1,293
    Interest                                    25,283           6,922           1,969           2,662
  Other assets                                       5               2               1              --
  Forward currency contracts                       458              --              --              --
------------------------------------------------------------------------------------------------------
Total Assets                                 1,303,876         272,405          97,365         144,051
------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to custodian                                --              --             883              --
    Investments purchased                       16,916           6,719              --           4,020
    Fund shares repurchased                      3,727             563              82             849
    Dividends                                      931             402              78              56
    Advisory fee                                   625             163              29              49
    Transfer agent fee                             197              35              14              21
  Accrued expenses                                 203              47              47              48
  Variation margin - futures contracts           1,037              --              33              --
  Swap spread lock agreements                      842              --              --              --
------------------------------------------------------------------------------------------------------
Total Liabilities                               24,478           7,929           1,166           5,043
------------------------------------------------------------------------------------------------------
Net Assets                                $  1,279,398    $    264,476    $     96,199    $    139,008
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                136,845          26,374          14,453          49,035
------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                 $       9.35    $      10.03    $       6.66    $       2.83
------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                       Janus Income Funds / October 31, 1999  31

Statements of | Changes in Net Assets - Bond Funds

                                                                      Janus                             Janus
                                                                  Flexible Income                    High-Yield
For the fiscal year ended October 31                                   Fund                              Fund
(all numbers in thousands)                                     1999             1998             1999             1998
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                                    $     82,789     $     59,625     $     25,150     $     29,888
  Net realized gain/(loss) from investment transactions         (25,147)          13,197          (16,857)          (1,034)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                         (40,980)          (8,610)          11,471          (28,168)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/Decrease in Net Assets Resulting
  from Operations                                                16,662           64,212           19,764              686
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                        (82,789)         (59,616)         (25,150)         (29,888)
  Net realized gain from investment transactions*                    --          (15,666)              --          (16,609)
  Distributions (in excess of realized gains)*                  (12,257)              --             (128)              --
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                   (95,046)         (75,282)         (25,278)         (46,497)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                   825,274          693,045          365,566          498,190
  Reinvested dividends and distributions                         82,496           65,588           20,506           40,580
  Shares repurchased                                           (653,579)        (371,073)        (384,299)        (526,164)
--------------------------------------------------------------------------------------------------------------------------
Net Increase from Capital Share Transactions                    254,191          387,560            1,773           12,606
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                           175,807          376,490           (3,741)         (33,205)
Net Assets:
  Beginning of period                                         1,103,591          727,101          268,217          301,422
--------------------------------------------------------------------------------------------------------------------------
End of period                                              $  1,279,398     $  1,103,591     $    264,476     $    268,217
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $  1,329,438     $  1,075,251     $    293,059     $    291,286
  Undistributed net investment income/(loss)*                       845              708               (2)              (6)
  Undistributed net realized gain/(loss)
    from investments*                                           (24,960)          12,577          (18,090)          (1,101)
  Unrealized appreciation/(depreciation)
    of investments and foreign currency                         (25,925)          15,055          (10,491)         (21,962)
--------------------------------------------------------------------------------------------------------------------------
                                                           $  1,279,398     $  1,103,591     $    264,476     $    268,217
--------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                    84,300           69,152           34,587           43,131
  Reinvested distributions                                        8,502            6,575            1,952            3,557
--------------------------------------------------------------------------------------------------------------------------
Total                                                            92,802           75,727           36,539           46,688
--------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                            (67,277)         (37,113)         (36,321)         (46,003)
Net Increase in Fund Shares                                      25,525           38,614              218              685
  Shares Outstanding, Beginning of Period                       111,320           72,706           26,156           25,471
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               136,845          111,320           26,374           26,156
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities
 (excluding short-term securities):
    Purchases of securities                                $  1,346,096     $  1,189,828     $    805,894     $  1,125,306
    Proceeds from sales of securities                         1,024,247        1,005,118          823,825        1,151,400
    Purchases of long-term U.S. government obligations          223,265          367,064           35,637           41,042
    Proceeds from sales of long-term U.S.
      government obligations                                    354,717          210,399           41,215           36,070

                                                                      Janus                             Janus
                                                                 Federal Tax-Exempt                Short-Term Bond
For the fiscal year ended October 31                                   Fund                              Fund
(all numbers in thousands)                                     1999             1998             1999             1998
--------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                                    $      4,901     $      3,530     $      7,599     $      5,297
  Net realized gain/(loss) from investment transactions          (1,455)             945           (1,384)             401
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                          (7,923)             701           (2,037)             (14)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/Decrease in Net Assets Resulting
  from Operations                                                (4,477)           5,176            4,178            5,684
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                         (4,901)          (3,530)          (7,599)          (5,297)
  Net realized gain from investment transactions*                    --               --               --               --
  Distributions (in excess of realized gains)*                       --               --               --               --
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                    (4,901)          (3,530)          (7,599)          (5,297)
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                    89,632           72,196          248,335          174,846
  Reinvested dividends and distributions                          4,034            2,930            6,859            4,807
  Shares repurchased                                            (79,714)         (47,202)        (253,671)         (97,042)
--------------------------------------------------------------------------------------------------------------------------
Net Increase from Capital Share Transactions                     13,952           27,924            1,523           82,611
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             4,574           29,570           (1,898)          82,998
Net Assets:
  Beginning of period                                            91,625           62,055          140,906           57,908
--------------------------------------------------------------------------------------------------------------------------
End of period                                              $     96,199     $     91,625     $    139,008     $    140,906
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 $    103,917     $     89,965     $    144,462     $    142,939
  Undistributed net investment income/(loss)*                        --               --               --                1
  Undistributed net realized gain/(loss)
    from investments*                                            (1,961)            (506)          (3,811)          (2,428)
  Unrealized appreciation/(depreciation)
    of investments and foreign currency                          (5,757)           2,166           (1,643)             394
--------------------------------------------------------------------------------------------------------------------------
                                                           $     96,199     $     91,625     $    139,008     $    140,906
--------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                    12,550            9,960           86,489           60,319
  Reinvested distributions                                          570              405            2,392            1,658
--------------------------------------------------------------------------------------------------------------------------
Total                                                            13,120           10,365           88,881           61,977
--------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                            (11,262)          (6,525)         (88,343)         (33,460)
Net Increase in Fund Shares                                       1,858            3,840              538           28,517
  Shares Outstanding, Beginning of Period                        12,595            8,755           48,497           19,980
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                14,453           12,595           49,035           48,497
--------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities
 (excluding short-term securities):
    Purchases of securities                                $     50,205     $    161,215     $     74,926     $     99,607
    Proceeds from sales of securities                            38,168          131,902           40,836           40,081
    Purchases of long-term U.S. government obligations           21,460           25,207           57,745           64,672
    Proceeds from sales of long-term U.S.
      government obligations                                     21,100           28,292           92,054           43,995

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

32  Janus Income Funds / October 31, 1999

                                             Financial | Highlights - Bond Funds

For a share outstanding throughout                                         Janus Flexible Income Fund
each fiscal year ended October 31                     1999            1998            1997            1996           1995
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $       9.91    $      10.00    $       9.65    $       9.55    $       8.96
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                    .63             .67             .69             .73             .72
  Net gains or (losses) on securities
    (both realized and unrealized)                        (.45)            .12             .37             .10             .59
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .18             .79            1.06             .83            1.31
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                  (.63)           (.67)           (.69)           (.73)           (.72)
  Distributions (from capital gains)                        --            (.21)           (.02)             --              --
  Distributions (in excess of capital gains)              (.11)             --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.74)           (.88)           (.71)           (.73)           (.72)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $       9.35    $       9.91    $      10.00    $       9.65    $       9.55
------------------------------------------------------------------------------------------------------------------------------
Total Return                                             1.75%           8.14%          11.48%           9.01%          15.35%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $  1,279,398    $  1,103,591    $    727,101    $    603,655    $    580,359
Average Net Assets for the Period (in thousands)  $  1,266,098    $    892,853    $    656,422    $    603,694    $    450,001
Ratio of Gross Expenses to Average Net Assets(1)         0.82%           0.84%           0.87%           0.88%           0.96%
Ratio of Net Expenses to Average Net Assets(1)           0.81%           0.82%           0.86%           0.87%           0.96%
Ratio of Net Investment Income
  to Average Net Assets                                  6.54%           6.68%           7.10%           7.60%           7.91%
Portfolio Turnover Rate                                   119%            148%            207%            214%            250%

For a share outstanding throughout                                               Janus High-Yield Fund
each fiscal year or period ended October 31               1999                 1998                 1997                1996(2)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $      10.25         $      11.83         $      11.12         $      10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                        .89                  .90                  .97                  .80
  Net gains or (losses) on securities
    (both realized and unrealized)                            (.22)               (1.02)                 .82                 1.12
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               .67                 (.12)                1.79                 1.92
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                      (.89)                (.90)                (.97)                (.80)
  Distributions (from capital gains)                            --                 (.56)                (.11)                  --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.89)               (1.46)               (1.08)                (.80)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $      10.03         $      10.25         $      11.83         $      11.12
---------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                6.34%               (1.45%)              16.94%               19.71%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $    264,476         $    268,217         $    301,422         $    210,933
Average Net Assets for the Period (in thousands)      $    296,586         $    380,942         $    266,213         $     88,126
Ratio of Gross Expenses to Average Net Assets**(1)           1.02%(3)             0.99%(3)             1.03%(3)             1.01%(3)
Ratio of Net Expenses to Average Net Assets**(1)             1.00%                0.96%                1.00%                1.00%
Ratio of Net Investment Income to
  Average Net Assets**                                       8.48%                7.85%                8.45%                9.00%
Portfolio Turnover Rate**                                     310%                 336%                 404%                 324%

(1)  See "Explanation of the Charts and Tables."
(2)  Fiscal period December 29, 1995 (inception) to October 31, 1996.
(3)  The ratio was 1.05% in 1999,  N/A in 1998,  1.04% in 1997 and 1.18% in 1996
     before waiver of certain fees incurred by the Fund.
 * Total return not annualized for periods of less than one year.
** Annualized for periods less than one year.

See Notes to Financial Statements.

                                       Janus Income Funds / October 31, 1999  33

For a share outstanding throughout                                       Janus Federal Tax-Exempt Fund
each fiscal year ended October 31                     1999            1998            1997            1996            1995
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $       7.27    $       7.09    $       6.92    $       6.88    $       6.45
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                    .34             .34             .35             .36             .36
  Net gains or (losses) on securities
    (both realized and unrealized)                        (.61)            .18             .17             .04             .43
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (.27)            .52             .52             .40             .79
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                  (.34)           (.34)           (.35)           (.36)           (.36)
  Distributions (from capital gains)                        --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.34)           (.34)           (.35)           (.36)           (.36)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $       6.66    $       7.27    $       7.09    $       6.92    $       6.88
------------------------------------------------------------------------------------------------------------------------------
Total Return                                            (4.04%)          7.65%           7.72%           5.94%          12.60%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $     96,199    $     91,625    $     62,055    $     44,858    $     32,593
Average Net Assets for the Period (in thousands)  $    102,366    $     74,133    $     53,574    $     36,312    $     29,318
Ratio of Gross Expenses to Average Net Assets(1)         0.66%(2)        0.67%(2)        0.66%(2)        0.68%(2)        0.70%(2)
Ratio of Net Expenses to Average Net Assets(1)           0.65%           0.65%           0.65%           0.65%           0.65%
Ratio of Net Investment Income to
  Average Net Assets                                     4.79%           4.76%           5.00%           5.18%           5.43%
Portfolio Turnover Rate                                    62%            227%            304%            225%            164%

For a share outstanding throughout                                         Janus Short-Term Bond Fund
each fiscal year ended October 31                     1999            1998            1997            1996            1995
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $       2.91    $       2.90    $       2.86    $       2.84    $       2.87
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                    .16             .17             .17             .16             .18
  Net gains or (losses) on securities
    (both realized and unrealized)                        (.08)            .01             .04             .02            (.03)
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .08             .18             .21             .18             .15
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                  (.16)           (.17)           (.17)           (.16)           (.18)
  Distributions (from capital gains)                        --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.16)           (.17)           (.17)           (.16)           (.18)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $       2.83    $       2.91    $       2.90    $       2.86    $       2.84
------------------------------------------------------------------------------------------------------------------------------
Total Return                                             2.82%           6.49%           7.70%           6.49%           5.55%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $    139,008    $    140,906    $     57,908    $     40,784    $     48,117
Average Net Assets for the Period (in thousands)  $    135,882    $     89,556    $     48,421    $     42,203    $     47,383
Ratio of Gross Expenses to Average Net Assets(1)         0.66%(3)        0.67%(3)        0.67%(3)        0.67%(3)        0.66%(3)
Ratio of Net Expenses to Average Net Assets(1)           0.65%           0.65%           0.65%           0.65%           0.65%
Ratio of Net Investment Income
  to Average Net Assets                                  5.59%           5.91%           6.03%           5.57%           6.67%
Portfolio Turnover Rate                                   101%            101%            133%            486%            337%

(1)  See "Explanation of Charts and Tables."
(2)  The ratio was 1.01% in 1999,  0.99% in 1998,  1.11% in 1997,  1.14% in 1996
     and 1.31% in 1995 before waiver of certain fees incurred by the Fund.
(3)  The ratio was 1.03% in 1999,  1.06% in 1998,  1.20% in 1997,  1.23% in 1996
     and 1.23% in 1995 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

34  Janus Income Funds / October 31, 1999

                                 Statements of | Operations - Money Market Funds

                                                                           Janus         Janus
                                                             Janus       Government    Tax-Exempt
For the fiscal year ended October 31, 1999                Money Market  Money Market  Money Market
(all numbers in thousands)                                    Fund          Fund          Fund
-------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                 $  378,637    $   53,288    $    7,463
-------------------------------------------------------------------------------------------------
                                                              378,637        53,288         7,463
-------------------------------------------------------------------------------------------------
Expenses:
  Advisory fee for investor shares                              1,809           231           123
  Advisory fee for institutional shares                         5,445           770            92
  Advisory fee for service shares                                  31            46             4
  Administrative fee for investor shares                        9,043         1,154           615
  Administrative fee for institutional shares                   2,723           385            46
  Administrative fee for service shares                            16            23             2
  Service fee for service shares                                   78           114            10
  Audit fees                                                       15             9             8
  Trustees' fees and expenses                                      73             8             1
-------------------------------------------------------------------------------------------------
Total Expenses                                                 19,233         2,740           901
-------------------------------------------------------------------------------------------------
Net Investment Income                                         359,404        50,548         6,562
-------------------------------------------------------------------------------------------------
Net Realized Gain/(Loss) on Investments:
  Net realized gain/(loss) from investment transactions           164            28             2
-------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations       $  359,568    $   50,576    $    6,564
-------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                       Janus Income Funds / October 31, 1999  35

Statements of | Assets & Liabilities - Money Market Funds

                                                         Janus         Janus
As of October 31, 1999                   Janus        Government     Tax-Exempt
(all numbers in thousands except     Money Market    Money Market   Money Market
net asset value per share)                Fund            Fund          Fund
--------------------------------------------------------------------------------
Assets:
  Investments at amortized cost      $  6,871,408    $  1,172,206    $  285,210
  Cash                                         31             106             4
  Receivables:
    Fund shares sold                       49,801           2,971           936
    Interest                               58,993           2,758         1,463
--------------------------------------------------------------------------------
Total Assets                            6,980,233       1,178,041       287,613
--------------------------------------------------------------------------------
Liabilities:
  Payables
    Investments purchased                  99,545              --           210
    Fund shares repurchased                28,093           1,686           717
    Dividends and distributions            13,904           2,623            30
    Advisory fees                             628              98            23
    Administrative fees                     1,200             183            67
    Service fees                                8              11            --
    Audit fees                                 12               5             4
    Trustees' fees and expenses                36              --            --
--------------------------------------------------------------------------------
Total Liabilities                         143,426           4,606         1,051
--------------------------------------------------------------------------------
Net Assets                           $  6,836,807    $  1,173,435    $  286,562
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)         6,836,807       1,173,435       286,562
--------------------------------------------------------------------------------
Net Asset Value Per Share            $       1.00    $       1.00    $     1.00
--------------------------------------------------------------------------------

See Notes to Financial Statements.

36  Janus Income Funds / October 31, 1999

Statements of | Changes in Net Assets - Money Market Funds

                                                                   Janus                          Janus Government
                                                                Money Market                        Money Market
For the fiscal year ended October 31                                Fund                                Fund
(all numbers in thousands)                                  1999             1998              1999               1998
---------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                                $     359,404     $     261,256     $      50,548      $      24,976

  Net realized gain/(loss)
    from investment transactions                                 164               161                28                10
---------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
  Resulting from Operations                                  359,568           261,417            50,576            24,986
---------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    Investor Shares                                          (83,421)          (57,683)          (10,389)           (7,537)
    Institutional Shares                                    (274,477)         (202,020)          (38,030)          (17,406)
    Service Shares                                            (1,506)           (1,553)           (2,129)              (33)
  Net realized gain from investment transactions:
    Investor Shares                                              (35)              (42)               (5)               (5)
    Institutional Shares                                        (128)             (118)              (21)               (5)
    Service Shares                                                (1)               (1)               (2)               --
---------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions               (359,568)         (261,417)          (50,576)          (24,986)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold:
    Investor Shares                                        8,897,000         5,447,777           567,007           384,359
    Institutional Shares                                 132,210,692        89,394,668         5,587,450         2,152,976
    Service Shares                                           303,125           323,786            86,689             2,772
  Reinvested dividends and distributions:
    Investor Shares                                           78,472            54,458             9,920             7,176
    Institutional Shares                                      60,951            60,862             6,278             3,884
    Service Shares                                             1,495             1,560                28                28
  Shares repurchased:
    Investor Shares                                       (8,158,386)       (5,042,859)         (429,562)         (310,430)
    Institutional Shares                                (132,746,602)      (87,252,582)       (5,652,910)       (1,371,965)
    Service Shares                                          (318,392)         (293,167)          (38,144)             (658)
---------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from
  Capital Share Transactions                                 328,355         2,694,503           136,756           868,142
---------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                        328,355         2,694,503           136,756           868,142
Net Assets:
  Beginning of Period                                      6,508,452         3,813,949         1,036,679           168,537
---------------------------------------------------------------------------------------------------------------------------
  End of Period                                        $   6,836,807     $   6,508,452     $   1,173,435     $   1,036,679
---------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)              $   6,836,807     $   6,508,452     $   1,173,435     $   1,036,679

Transactions in Fund Shares - Investor Shares:
  Shares sold                                              8,897,000         5,447,777           567,007           384,359
  Reinvested dividends and distributions                      78,472            54,458             9,920             7,176
Total                                                      8,975,472         5,502,235           576,927           391,535
Shares Repurchased                                        (8,158,386)       (5,042,859)         (429,562)         (310,430)
Net Increase/(Decrease) in Fund Shares                       817,086           459,376           147,365            81,105
Shares Outstanding, Beginning of Period                    1,492,023         1,032,647           213,239           132,134
---------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                          2,309,109         1,492,023           360,604           213,239
---------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Institutional Shares:
  Shares sold                                            132,210,692        89,394,668         5,587,450         2,152,976
  Reinvested dividends and distributions                      60,951            60,862             6,278             3,884
Total                                                    132,271,643        89,455,530         5,593,728         2,156,860
Shares Repurchased                                      (132,746,602)      (87,252,582)       (5,652,910)       (1,371,965)
Net Increase/(Decrease) in Fund Shares                      (474,959)        2,202,948           (59,182)          784,895
Shares Outstanding, Beginning of Period                    4,973,909         2,770,961           820,670            35,775
---------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                          4,498,950         4,973,909           761,488           820,670
---------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Service Shares:
  Shares sold                                                303,125           323,786            86,689             2,772
  Reinvested dividends and distributions                       1,495             1,560                28                28
Total                                                        304,620           325,346            86,717             2,800
Shares Repurchased                                          (318,392)         (293,167)          (38,144)             (658)
Net Increase/(Decrease) in Fund Shares                       (13,772)           32,179            48,573             2,142
Shares Outstanding, Beginning of Period                       42,520            10,341             2,770               628
---------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                             28,748            42,520            51,343             2,770
---------------------------------------------------------------------------------------------------------------------------

                                                               Janus Tax-Exempt
                                                                 Money Market
For the fiscal year ended October 31                                 Fund
(all numbers in thousands)                                  1999              1998
---------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                                $       6,562     $       3,664
  Net realized gain/(loss)
    from investment transactions                                   2                26
---------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
  Resulting from Operations                                    6,564             3,690
---------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    Investor Shares                                           (3,446)           (2,879)
    Institutional Shares                                      (2,989)             (678)
    Service Shares                                              (127)             (107)
  Net realized gain from investment transactions:
    Investor Shares                                               (2)              (21)
    Institutional Shares                                          --                (3)
    Service Shares                                                --                (2)
---------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                 (6,564)           (3,690)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold:
    Investor Shares                                          309,165           330,543
    Institutional Shares                                     547,727           211,444
    Service Shares                                             1,260            38,120
  Reinvested dividends and distributions:
    Investor Shares                                            3,301             2,765
    Institutional Shares                                       2,803               589
    Service Shares                                               125               110
  Shares repurchased:
    Investor Shares                                         (270,821)         (309,566)
    Institutional Shares                                    (452,985)         (174,273)
    Service Shares                                           (18,039)          (20,544)
---------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from
  Capital Share Transactions                                 122,536            79,188
---------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                        122,536            79,188
Net Assets:
  Beginning of Period                                        164,026            84,838
---------------------------------------------------------------------------------------------------------------------------
  End of Period                                        $     286,562     $     164,026
---------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)              $     286,562     $     164,026

Transactions in Fund Shares - Investor Shares:
  Shares sold                                                309,165           330,543
  Reinvested dividends and distributions                       3,301             2,765
Total                                                        312,466           333,308
Shares Repurchased                                          (270,821)         (309,566)
Net Increase/(Decrease) in Fund Shares                        41,645            23,742
Shares Outstanding, Beginning of Period                      105,011            81,269
---------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            146,656           105,011
---------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Institutional Shares:
  Shares sold                                                547,727           211,444
  Reinvested dividends and distributions                       2,803               589
Total                                                        550,530           212,033
Shares Repurchased                                          (452,985)         (174,273)
Net Increase/(Decrease) in Fund Shares                        97,545            37,760
Shares Outstanding, Beginning of Period                       41,319             3,559
---------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            138,864            41,319
---------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Service Shares:
  Shares sold                                                  1,260            38,120
  Reinvested dividends and distributions                         125               110
Total                                                          1,385            38,230
Shares Repurchased                                           (18,039)          (20,544)
Net Increase/(Decrease) in Fund Shares                       (16,654)           17,686
Shares Outstanding, Beginning of Period                       17,696                10
---------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                              1,042            17,696
---------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                      Janus Income Funds / October 31, 1999   37

Financial | Highlights - Money Market Funds

                                                                                     Janus
For a share outstanding throughout                                                Money Market
each fiscal year or period ended October 31                                           Fund
Investor Shares                                       1999            1998            1997            1996           1995(1)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period            $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                    .05             .05             .05             .05             .04
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .05             .05             .05             .05             .04
------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                  (.05)           (.05)           (.05)           (.05)           (.04)
------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                         (.05)           (.05)           (.05)           (.05)           (.04)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                  $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
------------------------------------------------------------------------------------------------------------------------------
Total Return*                                            4.69%           5.25%           5.23%           5.13%           3.95%
------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)        $  2,309,109    $  1,492,023    $  1,032,647    $    773,887    $    643,219
Average Net Assets for the Period (in thousands)  $  1,808,653    $  1,123,991    $    883,052    $    676,334    $    461,311
Ratio of Expenses to Average Net Assets**(2)             0.60%(3)        0.60%(3)        0.60%(3)        0.60%(3)        0.60%(3)
Ratio of Net Investment Income to
  Average Net Assets**(2)                                4.61%           5.13%           5.09%           5.01%           5.56%

                                                                                Janus Government
For a share outstanding throughout                                                 Money Market
each fiscal year or period ended October 31                                            Fund
Investor Shares                                        1999            1998            1997            1996          1995(1)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period            $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                    .04             .05             .05             .05             .04
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .04             .05             .05             .05             .04
------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                  (.04)           (.05)           (.05)           (.05)           (.04)
------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                         (.04)           (.05)           (.05)           (.05)           (.04)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                  $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
------------------------------------------------------------------------------------------------------------------------------
Total Return*                                            4.56%           5.12%           5.11%           5.03%           3.90%
------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)        $    360,604    $    213,239    $    132,133    $    117,408    $    199,307
Average Net Assets for the Period (in thousands)  $    230,784    $    150,525    $    112,693    $    112,059    $     87,906
Ratio of Expenses to Average Net Assets**(2)             0.60%(3)        0.60%(3)        0.60%(3)        0.60%(3)        0.60%(3)
Ratio of Net Investment Income to
  Average Net Assets**(2)                                4.50%           5.01%           5.42%           4.91%           5.40%

 * Total return is not annualized for periods of less than one year.
** Annualized for periods less than one year.
(1)  Fiscal period February 15, 1995, (inception) to October 31, 1995.
(2)  See "Explanation of Charts and Tables."
(3)  The ratio was .70% before waiver of certain fees incurred by the fund.

See Notes to Financial Statements.

38  Janus Income Funds / October 31, 1999

                                                                                Janus Tax-Exempt
For a share outstanding throughout                                                Money Market
each fiscal year or period ended October 31                                           Fund
Investor Shares                                       1999            1998            1997            1996           1995(1)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period            $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                    .03             .03             .03             .03             .02
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .03             .03             .03             .03             .02
------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                  (.03)           (.03)           (.03)           (.03)           (.02)
------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                         (.03)           (.03)           (.03)           (.03)           (.02)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                  $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
------------------------------------------------------------------------------------------------------------------------------
Total Return*                                            2.83%           3.23%           3.20%           3.27%           2.40%
------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)        $    146,656    $    105,011    $     81,268    $     74,638    $     67,479
Average Net Assets for the Period (in thousands)  $    122,946    $     91,058    $     75,929    $     68,695    $     57,366
Ratio of Expenses to Average Net Assets**(2)             0.60%(3)        0.60%(3)        0.60%(3)        0.60%(3)        0.60%(3)
Ratio of Net Investment Income to
  Average Net Assets**(2)                                2.80%           3.16%           3.14%           3.22%           3.38%

                                                                                     Janus
For a share outstanding throughout                                                Money Market
each fiscal year or period ended October 31                                           Fund
Institutional Shares                                  1999            1998            1997            1996           1995(4)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period            $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                    .05             .06             .06             .05             .03
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .05             .06             .06             .05             .03
------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                  (.05)           (.06)           (.06)           (.05)           (.03)
------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                         (.05)           (.06)           (.06)           (.05)           (.03)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                  $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
------------------------------------------------------------------------------------------------------------------------------
Total Return*                                            5.16%           5.72%           5.71%           5.61%           3.25%
------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)        $  4,498,950    $  4,973,909    $  2,770,961    $  1,705,610    $    304,952
Average Net Assets for the Period (in thousands)  $  5,445,434    $  3,620,872    $  2,545,294    $    874,431    $    202,427
Ratio of Expenses to Average Net Assets**(2)             0.15%(5)        0.15%(5)        0.15%(5)        0.15%(5)        0.15%(5)
Ratio of Net Investment Income to
  Average Net Assets**(2)                                5.04%           5.58%           5.54%           5.41%           5.86%

 * Total return is not annualized for periods of less than one year.
** Annualized for periods less than one year.
(1)  Fiscal period February 15, 1995, (inception) to October 31, 1995.
(2)  See "Explanation of Charts and Tables."
(3)  The ratio was .70% before waiver of certain fees incurred by the fund.
(4)  Fiscal period April 17, 1995 (inception) to October 31, 1995.
(5)  The ratio was .35% before waiver of certain fees incurred by the fund.

See Notes to Financial Statements.

                                       Janus Income Funds / October 31, 1999  39

                                                                                Janus Government
For a share outstanding throughout                                                Money Market
each fiscal year or period ended October 31                                           Fund
Institutional Shares                                  1999            1998            1997            1996           1995(1)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period            $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                    .05             .05             .05             .05             .03
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .05             .05             .05             .05             .03
------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                  (.05)           (.05)           (.05)           (.05)           (.03)
------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                         (.05)           (.05)           (.05)           (.05)           (.03)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                  $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
------------------------------------------------------------------------------------------------------------------------------
Total Return*                                            5.03%           5.59%           5.58%           5.50%           3.20%
------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)        $    761,488    $    820,670    $     35,776    $     59,490    $     44,164
Average Net Assets for the Period (in thousands)  $    770,224    $    321,174    $     56,801    $     53,398    $     24,748
Ratio of Expenses to Average Net Assets**(2)             0.15%(3)        0.15%(3)        0.15%(3)        0.15%(3)        0.15%(3)
Ratio of Net Investment Income to
  Average Net Assets**(2) 4.94%                          5.42%           6.04%           5.34%           5.75%

                                                                                Janus Tax-Exempt
For a share outstanding throughout                                                Money Market
each fiscal year or period ended October 31                                           Fund
Institutional Shares                                  1999            1998            1997            1996           1995(1)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period            $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                    .03             .04             .04             .04             .02
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .03             .04             .04             .04             .02
------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                  (.03)           (.04)           (.04)           (.04)           (.02)
------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                         (.03)           (.04)           (.04)           (.04)           (.02)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                  $       1.00    $       1.00    $       1.00    $       1.00    $       1.00
------------------------------------------------------------------------------------------------------------------------------
Total Return*                                            3.29%           3.67%           3.67%           3.74%           2.09%
------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)        $    138,864    $     41,319    $      3,560    $      1,947    $     11,192
Average Net Assets for the Period (in thousands)  $     91,837    $     18,859    $      3,466    $      1,754    $      1,115
Ratio of Expenses to Average Net Assets**(2)             0.15%(3)        0.15%(3)        0.15%(3)        0.15%(3)        0.15%(3)
Ratio of Net Investment Income to
  Average Net Assets**(2)                                3.25%           3.60%           3.94%           3.82%           3.82%

 * Total return is not annualized for periods of less than one year.
** Annualized for periods less than one year.
(1)  Fiscal period April 17, 1995, (inception) to October 31, 1995.
(2)  See "Explanation of Charts and Tables."
(3)  The ratio was .35% before waiver of certain fees incurred by the fund.

See Notes to Financial Statements.

40  Janus Income Funds / October 31, 1999

                                                                 Janus                                Janus Government
For a share outstanding throughout                            Money Market                              Money Market
each fiscal year or period ended October 31                       Fund                                      Fund
Service Shares                                      1999          1998         1997(1)        1999          1998         1997(1)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period            $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                .05           .05           .05           .05           .05           .05
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                       .05           .05           .05           .05           .05           .05
Less Dividends and Distributions:
  Dividends (from net investment income)              (.05)         (.05)         (.05)         (.05)         (.05)         (.05)
--------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                     (.05)         (.05)         (.05)         (.05)         (.05)         (.05)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                        4.89%         5.45%         5.14%         4.77%         5.33%         5.01%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)        $ 28,748      $ 42,520      $ 10,341      $ 51,343      $  2,770      $    628
Average Net Assets for the Period (in thousands)  $ 31,250      $ 29,322      $    913      $ 45,587      $    639      $  1,141
Ratio of Expenses to Average Net Assets**(2)         0.40%(3)      0.40%(3)      0.40%(3)      0.40%(3)      0.40%(3)      0.40%(3)
Ratio of Net Investment Income to
  Average Net Assets**(2)                            4.82%         5.30%         5.02%         4.67%         5.15%         5.23%

                                                                Janus Tax-Exempt
For a share outstanding throughout                                Money Market
each fiscal year or period ended October 31                           Fund
Service Shares                                        1999            1998           1997(1)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period            $       1.00    $       1.00    $       1.00
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                    .03             .03             .03
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .03             .03             .03
------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                  (.03)           (.03)           (.03)
------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                         (.03)           (.03)           (.03)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                  $       1.00    $       1.00    $       1.00
------------------------------------------------------------------------------------------------------------------------------
Total Return*                                            3.06%           3.44%           3.22%
------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)        $      1,042    $     17,696    $         10
Average Net Assets for the Period (in thousands)  $      4,090    $      3,215    $         10
Ratio of Expenses to Average Net Assets**(2)             0.40%(3)        0.40%(3)        0.40%(3)

 * Total return is not annualized for periods of less than one year.
** Annualized for periods less than one year.
(1)  Fiscal period November 22, 1996, (inception) to October 31, 1997.
(2)  See "Explanation of Charts and Tables."
(3)  The ratio was .60% before waiver of certain fees incurred by the fund.

See Notes to Financial Statements.

                                       Janus Income Funds / October 31, 1999  41

Notes to | Schedules of Investments

DEM    German Deutschemark

EUR    Euro

 *   Non-income-producing security.

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or swap spread lock agreements.
+ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of October 31, 1999.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

See Notes to Financial Statements.

42  Janus Income Funds / October 31, 1999

                                                 Notes to | Financial Statements

The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. Four series of shares (the "Bond Funds") included in this report invest primarily in income-producing securities, and three series of shares (the "Money Market Funds") invest exclusively in high-quality money market instruments. Each of the Money Market Funds offers three classes of shares.

     "Investor Shares" are available to the general public, and "Institutional Shares" are available only to investors that meet certain minimum account sizes. "Service Shares" are available through banks and other financial institutions.

     The following policies have been consistently followed by the Funds and are
     in  conformity  with  accounting   principles  generally  accepted  in  the
     investment company industry.

     INVESTMENT VALUATION
     Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term investments maturing within 60 days for the Bond Funds and all money market securities in the Money Market Funds are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Funds' Trustees.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
     Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

     FORWARD TRANSACTIONS AND FUTURES CONTRACTS
     The Bond Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss on foreign currency transactions.

     Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

     Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

     Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market for federal income tax purposes at fiscal year-end.

     Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     The Bond Funds may enter into "futures contracts" and "options" on securities, financial indexes, foreign currencies, forward contracts and interest rate swaps and swap-related products. The Bond Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Swap Spread Lock Agreements are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or

                                       Janus Income Funds / October 31, 1999  43
     losses in the Statements of Operations. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the unrealized gains or losses will be maintained in a segregated account by the Funds' custodian. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

     ADDITIONAL INVESTMENT RISK
     Janus High-Yield Fund and Janus Flexible Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

     DIVIDEND DISTRIBUTIONS AND EXPENSES
     Dividends are declared daily and distributed monthly. Each Bond Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

     FEDERAL INCOME TAXES
     The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies. Of the ordinary income distributions declared for the year ended October 31, 1999, 97% and 100%, respectively, were exempt from federal income taxes for Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund.

     ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     The advisory agreements with the Bond Funds describe the fee that the Funds must pay. Each of the Bond Funds are subject to the following schedule:

                             Average
                             Daily Net            Annual Rate     Expense Limit
Fee Schedule                 Assets of Fund       Percentage (%)  Percentage (%)
--------------------------------------------------------------------------------
Janus Flexible Income Fund   First $300 Million       .65              1.00*
                             Over $300 Million        .55
--------------------------------------------------------------------------------
Janus High-Yield Fund        First $300 Million       .75              1.00*
                             Over $300 Million        .65
--------------------------------------------------------------------------------
Janus Federal                First $300 Million       .60               .65*
  Tax-Exempt Fund            Over $300 Million        .55
--------------------------------------------------------------------------------
Janus Short-Term             First $300 Million       .65               .65*
  Bond Fund                  Over $300 Million        .55
--------------------------------------------------------------------------------
* Janus Capital will waive certain fees and expenses to the extent that net expenses exceed the stated limits.

     Each of the Money Market Funds pays Janus Capital .20% of average daily net assets as an investment advisory fee. Janus Capital has agreed to reduce its advisory fee for each of the Janus Money Market Funds to .10%. In addition, each class of shares of each Money Market Fund pays Janus Capital an administrative fee. This fee is .50%, .15%, and .40% of average daily net assets for the Investor Shares, Institutional Shares, and Service Shares, respectively. Janus Capital has agreed to reduce the administrative fee to .05% and .30% on the Institutional Shares and Service Shares, respectively. All other expenses of the Money Market Funds except Trustees fees and expenses, audit fees and interest expenses are paid by Janus Capital.

     Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per fund plus $4.00 per shareholder account from each Bond Fund for transfer agent services plus reimbursement of certain out-of-pocket expenses.

     Officers and certain trustees of the Funds are also officers and/or directors of Janus Capital; however, they receive no compensation from the Funds.

     DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Funds through Janus Capital and Janus Service. Fees paid to DST for the period ended October 31, 1999, are noted below.

     DST FEES

     Janus Flexible Income Fund                     $184,757

     Janus High-Yield Fund                            73,617

     Janus Federal Tax-Exempt Fund                    35,551

     Janus Short-Term Bond Fund                       51,369

44  Janus Income Funds / October 31, 1999

3.   FEDERAL INCOME TAX

     The Funds have elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

     Net capital loss carryovers noted below as of October 31, 1999, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2002, and October 31, 2007. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 1999, are listed below. The federal tax cost for the Money Market Funds is the same as listed in the Statement of Assets and Liabilities.

                                                                                                       Net
                                 Net Capital Loss  Federal Tax     Unrealized      Unrealized      Appreciation/
                                    Carryovers        Cost        Appreciation    (Depreciation)  (Depreciation)
----------------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund        $(23,993,507)  $1,285,823,918    $9,782,948     $(35,827,980)    $(26,045,032)
Janus High-Yield Fund              (17,605,707)     269,506,884     4,134,037      (15,107,206)     (10,973,169)
Janus Federal Tax-Exempt Fund       (1,963,344)      99,941,703       301,712       (6,056,522)      (5,754,810)
Janus Short-Term Bond Fund          (3,806,470)     137,471,106        50,215       (1,698,270)      (1,648,055)
----------------------------------------------------------------------------------------------------------------

     Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Permanent items identified in the period ended October 31, 1999, have been reclassified among the components of net assets as follows:


                                       Undistributed    Undistributed
                                       Net Investment   Net Realized     Paid-In
                                           Income     Gains and Losses   Capital
--------------------------------------------------------------------------------
Janus Flexible Income Fund                $137,010      $(131,712)      $(5,298)
Janus High-Yield Fund                        5,150         (5,150)           --
Janus Federal Tax-Exempt Fund                   --             --            --
Janus Short-Term Bond Fund                      16             --           (16)
--------------------------------------------------------------------------------

                                       Janus Income Funds / October 31, 1999  45

Explanation of | Charts and Tables

1.   PERFORMANCE OVERVIEWS

     Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) to one or more widely used market indexes through October 31, 1999.

     When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

     Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

     Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

     The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

2A.  FORWARD CURRENCY CONTRACTS

     A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

     The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF OPERATIONS

     This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

     The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the portfolio.

     The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

     The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolios during the period. "Net Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

46  Janus Income Funds / October 31, 1999

4.   STATEMENT OF ASSETS AND LIABILITIES

     This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

     The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

     The last line of this statement reports the Funds' net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

5.   STATEMENT OF CHANGES IN NET ASSETS

     This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

     The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

     The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

                                       Janus Income Funds / October 31, 1999  47

6.   FINANCIAL HIGHLIGHTS

     This schedule provides a per-share breakdown of the components that affect the Funds' net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

     The first line in the table reflects the Funds' NAV per share at the beginning of the reporting period. The next line reports the Funds' net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

     Also included are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

     The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

     The ratio of net investment income summarizes the income earned divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

     The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

48  Janus Income Funds / October 31, 1999

                                             Report of | Independent Accountants

To the Trustees and Shareholders of
Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Flexible Income Fund, Janus High-Yield Fund, Janus Federal Tax-Exempt Fund, Janus Short-Term Bond Fund, Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund (seven of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 1999, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
December 2, 1999

                                              Year 2000 | Discussion (unaudited)

Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Funds with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Funds invest or worldwide markets and economies.

                                       Janus Income Funds / October 31, 1999  49

                                  [LOGO] Janus

                               100 Fillmore Street
                          Denver, Colorado 80206-4923
                                 1-800-525-3713

           Funds distributed by Janus Distributors, Inc. Member NASD.


[LOGO] Recycled Paper